Registration No. 033-96334
Investment Company Act No. 811-09088

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON December 28, 2012

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 29	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 31	☒

(Check Appropriate Box or Boxes)

EMPIRIC FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
(Address of Principal Executive Offices)(Zip Code)

1-800-880-0324
(Registrant's Telephone Number, Including Area Code)

Mark A. Coffelt
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Suite 105
Austin, Texas 78730
(Name and Address of Agent for Service)

WITH A COPY TO:

DeeAnne Sjögren
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101-1611

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1).
☐	on December 31, 2012 pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2).
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Empiric Funds, Inc.

Prospectus

December 31, 2012

Core Equity Fund

Class A and Class C Shares

Ticker Symbol	Class A - EMCAX
Class C - EMCCX

(800) 880-0324

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY SECTION

Investment Objective
The Core Equity Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled “Distribution of Fund Shares” on page 21 of the Fund’s prospectus and in the section entitled “Purchase and Redemption of Shares” on page 39 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE (1)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	NONE	NONE
Maximum Account Maintenance Fee(2)	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%
Other Expenses (3)	0.85%	0.85%
Total Annual Fund Operating Expenses	2.10%	2.85%
Fee Waiver/Expense Reimbursement(4)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	1.98%	2.73%
___________________
(1)
For single purchases, or purchases aggregating $1 million or more of Class A shares you will not pay an initial sales charge.  On these purchases of Class A shares, a deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment.  For Class C shares, the deferred sales charge is applied to redemptions within one year of purchase.

(2)
An account maintenance fee of $60 may be charged to accounts that have balances less than the minimum of $5,000 for regular accounts or retirement accounts, or $2,000 for Coverdell Education Savings Accounts.

(3)	Restated to reflect projected expenses under a new administrative services arrangement effective February 1, 2013.
(4)
Effective February 1, 2013, Empiric Advisors, Inc. (the “Advisor”) has contractually agreed to reduce its management fees and/or reimburse the Fund so that Total Annual Fund Operating Expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses) do not exceed 1.73% of the Fund’s average daily net assets through February 1, 2014.  This expense cap may not be terminated prior to this date except by the Board of Directors.  Expenses reimbursed and/or fees reduced by the Advisor may be recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit.

Example.  The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$764	$1,184	$1,629	$2,857
Class C	$378	$872	$1,493	$3,167

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$764	$1,184	$1,629	$2,857
Class C	$276	$872	$1,493	$3,167

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 540% of the average value of its portfolio.

Principal Investment Strategies
We will seek to achieve the Fund’s objective by purchasing and holding primarily equity securities and derivatives of both foreign and domestic companies.  We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities.

Qualitative factors are considered in investment selection, but their influence is usually minimal.

We seek capital appreciation by investing in companies that we believe are undervalued, which could include small, medium or large capitalization companies, as well as derivatives relating to domestic and foreign corporations.

Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities such as common stocks that we deem to be undervalued and which have characteristics we deem will likely cause those stocks to appreciate in the near future.  Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics we deem may impact the appreciation of stocks.  The Fund’s policy of investing in equity securities may only be changed upon 60 days’ prior notice to shareholders.

The Advisor seeks to control risk by diversifying the Fund’s assets among numerous sectors and asset classes.  The Fund may engage in derivative transactions for any purpose consistent with its investment objective.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument.  For example, the Fund may use derivatives to hedge its exposure to volatility with respect to underlying portfolio securities or the equity markets generally.  The Fund may actively trade equity index futures contracts and options on equities and equity index futures.  These transactions are used to hedge against changes in interest rates, security prices, and other market developments or to earn additional income.  These strategies have costs associated with them and losses will be incurred if the Advisor is incorrect in its expectations about the direction or extents of movement of markets or interest rates.  In addition, hedging strategies negatively impact the Fund’s portfolio by decreasing the Fund’s upside performance potential.

The Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that is borrowed from a broker or other institution.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale.  Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

We consider the effects of higher turnover when evaluating short-term investments.  We will invest the Fund primarily in equities listed on the major U.S. stock exchanges, including ADRs, or securities convertible into common stocks.  Up to 33% of the Fund’s investment portfolio may include companies traded on foreign exchanges.  The Fund’s investment strategy typically results in a portfolio turnover rate in excess of 100% on an annual basis.

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Principal Investment Risks
•  General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.
•  Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.
•  Equity Securities Risks.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions, which tend to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•  Large Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•  Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
•  Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.
•  Derivatives Risk.  The Fund may buy or sell a variety of “derivative” instruments (such as, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.
•  Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date because the Fund must pay more for the security than it has received from the purchaser in the short sale.
•  Options Risk.  There are risks that option writing strategies the Fund uses will not be successful due to market behavior or unexpected events.  In buying call and put options, the Fund may forego its investment should the options fail to reach their strike prices before expiration.  In selling call options, the Fund receives a premium, but may forego appreciation of the underlying security.  In selling put options, the Fund receives a premium, but may have the underlying security put to the Fund, at a price greater than its then current market value.
•  Futures Contracts and Options on Futures Risks.  Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss up to the notional value of the futures contract.
•  Portfolio Turnover Risk.  The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund.  We anticipate Fund turnover to be considerably higher than that of comparable funds.  High turnover may increase transaction costs, increase taxable gains and negatively affect performance.  A high rate of portfolio turnover is 100% or more.  We consider the effects of higher turnover when evaluating short-term investments.

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Performance
The bar chart and table below illustrate the variability of the Fund’s returns and the risks of investing.  The bar chart shows how performance of the Fund’s Class A shares (the Class with the longest period of annual returns) has varied from year to year and does not reflect the deduction of any applicable sales charges.  If sales charges had been reflected, the returns for Class A shares would be less than those shown below.  The performance of Class C shares will differ due to differences in expenses.  The table compares the Fund’s performance to that of a broad-based market index.  The Fund’s performance, before and after taxes, is not a prediction of future results.  Updated performance is available on the Fund’s website at www.empiricfunds.com and by calling 1-888-839-7424.

Calendar Year Total Returns

Class A
Year-to-Date as of September 30, 2012:  13.0%

During the period of time shown in the bar chart, the Fund’s best and worst quarters are shown below.

Best Quarter: (second quarter, 2003) 35.41%
Worst Quarter: (third quarter, 2011) -21.99%

Average Annual Total Returns
(For the periods ended December 31, 2011)
	One Year	Five Years	Ten Years	Since Class C Inception (10/7/05)
Class A
Return Before Taxes	-15.06%	-4.10%	5.24%	N/A
Return After Taxes on Distributions	-15.06%	-4.64%	4.88%	N/A
Return After Taxes on Distributions and on Sale of Fund Shares	-9.79%	-3.26%	4.70%	N/A
Class C
Return Before Taxes	-11.45%	-3.68%	N/A	-0.87%
S&P 500® Index	2.11%	-0.25%	2.92%	2.95%
(reflects no deduction for fees, expenses or taxes)
___________________
After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund’s operating expenses.  After tax returns are shown only for the Fund’s Class A shares and after-tax returns for Class C shares will vary.

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Management
Investment Advisor.  Empiric Advisors, Inc. is the investment advisor to the Fund.

Portfolio Manager.  Mark Coffelt is the President and Chief Investment Officer of the Advisor and Portfolio Manager of the Fund since 1995.

Co-Portfolio Manager.  Loren Mark Coffelt is a financial analyst with the Advisor.  He has been the co-portfolio manager of the Fund since December 2011.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at 1-888-839-7424 or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts are shown below.  The Advisor, in its sole discretion, may waive the following minimums, including the minimums for certain asset-based fee programs, omnibus accounts or wrap fee programs.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$100
Individual Retirement Accounts (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$100
Coverdell Education Savings Accounts	$2,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson, financial advisor or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND
DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective
The Fund seeks to achieve capital appreciation.  The Fund’s investment objective can change without shareholder approval.

Investment Strategy
We will seek to achieve the Fund’s objective by purchasing and holding primarily equity securities and derivatives of both foreign and domestic companies.  We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities.

Qualitative factors are considered in investment selection, but their influence is usually minimal.

We seek capital appreciation by investing in companies that we believe are undervalued, which could include small, medium or large capitalization companies, as well as derivatives relating to domestic and foreign corporations.

Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities such as common stocks that we deem to be undervalued and which have characteristics we deem will likely cause those stocks to appreciate in the near future.  Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics we deem may impact the appreciation of stocks.  The Fund’s policy of investing in equity securities may only be changed upon 60 days’ prior notice to shareholders.  The Fund has historically held little cash and been fully invested in stocks.

Additionally, the Fund may use options when the Advisor believes such securities are more efficient than purchasing the underlying securities.  In selling put and call options, the Fund obtains premiums, but may lose appreciation of the underlying securities for calls and may realize losses on the purchase of underlying securities for puts.  In purchasing put and call options, the Fund pays premiums in anticipation of depreciation or appreciation of the underlying securities, respectively.  The Fund may also use combinations of puts and calls over different time periods and at different strike prices.  Options may generate gains for the Fund and hedge underlying securities of the Fund.  Through options, the Fund may also purchase or sell the underlying securities.

In addition to the principal investment strategies discussed above, the Fund may lend its securities to broker-dealers or other institutions to earn income for the Fund.  The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities, however, for tax purposes, such dividends will not be “qualified dividend income;” and (4) the aggregate market value of the Fund’s portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund.  In addition, it is anticipated that the Fund may share with the borrower some of the income received on the investment of the collateral for the loan or that it will be paid a premium for the loan.  Before the Fund enters into a loan, we consider all relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may, from time to time, take temporary or defensive positions that are inconsistent with the Fund’s principal investment strategies when it attempts to respond to adverse market, economic, political, or other conditions.  By taking a temporary or defensive position, the Fund may not achieve its investment objective.  The Fund may, for temporary or defensive purposes, hold cash or invest 100% of its assets in short-term debt instruments such as money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be investment grade as determined by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Service, Inc.

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In response to market, economic, political, or other conditions, the Fund may temporarily use a different investment strategy for defensive purposes.  If it does so, different factors could affect the Fund’s performance and it may not achieve its investment objective.

The Fund may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to gain exposure to particular securities or markets to either hedge or to increase total return and to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.  The Fund’s use of derivative instruments involves similar risks as in the underlying equities or instruments, as well as the risk that the derivatives may not work as intended due to unanticipated developments in market conditions or other causes.  If the Fund’s strategies do not work as intended, the Fund may not achieve its objective.

Suitability
As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods.  The Fund is not intended to be a complete investment program for investors.

You should read the section entitled “Principal Risks” below, for more information.

Principal Risks
•
General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.

•
Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.

•
Equity Securities Risks.  The Fund invests primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

•
Large Cap Company Risk. The Fund invests in large capitalizations companies.  These larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.  Also, larger companies may fall out of favor with the investing public for reasons unrelated to their business or economic fundamentals and may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

•
Small and Medium Cap Company Risk.  The Fund invests in both small and medium market capitalization companies.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of small and medium companies may be substantially less than is typical of larger companies.  Therefore, the securities of these companies may be subject to greater and more abrupt price fluctuations.  In addition, these companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

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•
Foreign Securities Risk.  Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (“ADRs”).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

•
Derivatives Risk.  The Fund may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.  Derivatives often involve the risk that the counterparty to the transaction will be unable to close out the position at any particular time or at an acceptable price.  When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.  Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

•
Short Sales Risk.  The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security.  In addition, a lender may request that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price.  If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss.  The Fund’s losses are potentially unlimited in a short sale transaction.  Short sales are speculative transactions and involve special risks, including greater reliance on the Advisor’s ability to accurately anticipate the future value of a security.

•
Securities Lending Risk.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  Additionally, the Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or fail to earn sufficient income to meet its obligation to the borrower, requiring the Fund to cover any shortfall.  The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

•
Options Risk.  There are risks that option writing strategies of the Fund will not be successful due to market behavior and unexpected events.  In buying call and put options, the Fund may forego its investment should options fail to reach their strike prices before expiration.  In selling call options, the Fund bears the risk of losing the opportunity to profit from an increase in the market price of the underlying security.   The Fund has no control over the time when it may be required to fulfill its obligation as writer of the option.  In selling put options, the Fund bears the risk that the value of the underlying securities declines below the exercise price.  The Fund may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

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•
Futures Contracts and Options on Futures Risks.  Investments in futures contracts (or related options) involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss up to the notional value of the futures contract.

•
Portfolio Turnover Risk.  The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund.  We anticipate Fund turnover to be considerably higher than that of comparable funds.  High turnover may increase transaction costs, increase the amount of gains taxable to shareholders as short-term capital gains rather than long-term capital gains and negatively affect performance.  A high rate of portfolio turnover is 100% or more.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).  The annual and semi-annual portfolio holdings for the Fund are posted on the Fund’s website at www.empiricfunds.com until updated with the next required annual or semi-annual regulatory filing with the SEC.  The Annual and Semi-Annual Reports are available by contacting Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or calling 1-888-839-7424 and on the SEC’s website at www.sec.gov.

MANAGEMENT
Investment Advisor
Empiric Advisors, Inc. is the investment advisor to the Fund, and is registered as an investment advisor with the SEC.  The address for Empiric Advisors, Inc. is 6300 Bridgepoint Parkway, Building 2, Suite 105, Austin, Texas 78730

Mark Coffelt is the President and Chief Investment Officer of the Advisor, and Chairman of the Board of Directors and President of the Fund.  He founded the Advisor in 1987.  The Advisor manages discretionary accounts other than the Fund, including individual and institutional accounts.  The Advisor provides day-to-day investment management services to the Fund, and also is responsible for Fund administration.

Advisory Agreement
Under the advisory agreement, the Advisor furnishes investment advice to the Fund and continuously reviews and recommends to the Fund when and to what extent securities should be purchased or disposed of.  The advisory agreement can be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ prior written notice to the Advisor.  Ultimate decisions regarding investment policy are made not by the Advisor but by the Fund’s Officers and Directors.  Under its advisory agreement with the Fund, the Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations.  For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 1.00% on the Fund’s average daily net assets.  During the fiscal year ended September 30, 2012, the Fund paid the Advisor 1.00% of its average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs of the Advisor involved in the day to day operations of the Fund.

Prior to February 1, 2013, the Advisor also served as the administrator to the Fund.  The Advisor received for this service, a fee computed daily based on the Fund’s average daily net assets at an annual rate of 0.70% on the first $5 million, 0.50% on the next $25 million, 0.28% on the next $70 million, 0.25% on the next $100 million, and 0.20% for over $200 million.  In addition, the Advisor paid most of the operating expenses of the Fund including legal, audit, printing, and insurance.

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Effective February 1, 2013, the Advisor will no longer serve as administrator and the Fund will pay its own operating expenses directly.  Because the Fund’s expenses have exceeded the administrative fee paid to the Advisor during the prior year, the Fund expects that its annual operating expenses will increase and has restated the Annual Fund Operating Expenses table in the Summary Section of this prospectus to reflect estimated expenses expected to be incurred during the Fund’s current fiscal year.

A discussion regarding the basis of the Board of Directors’ approval of the advisory agreement is available in the Fund’s Annual Report to shareholders for the year ended September 30, 2012.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an Operating Expense Limitation Agreement between the Advisor and the Fund, the Advisor has agreed to reduce its management fees and/or reimburse the Fund so that Total Annual Fund Operating Expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, any indirect expenses such as acquired fund fees and expenses, and extraordinary litigation expenses) do not exceed 1.73% of the Fund’s average daily net assets through February 1, 2014.  This expense cap may not be terminated prior to this date except by the Board of Directors.  Expenses reimbursed and/or fees reduced by the Advisor may recouped by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits.

Portfolio Managers
Mark A. Coffelt, CFA
Founder, President, Chairman of the Board of Directors and Portfolio Manager of the Fund
Chief Investment Officer of the Advisor

Mark Coffelt is the founder of the Advisor (1987), where he is President and Chief Investment Officer.  He is also founder, President, Chairman of the Board of Directors and Portfolio Manager of the Fund (1995), located in Austin, Texas.  The investment process used by the firm has evolved to a highly Structured, Quantitative and Empirical approach (SQE).  The firm believes that its SQE process leads to a greater likelihood of repeatability and reliability in investing. Mark is also one of the Fund’s largest shareholders.

Mark has held the Chartered Financial Analyst (CFA) designation since 1987.  He received his B.A. in economics, cum laude, from Occidental College and his MBA from the Wharton School at the University of Pennsylvania.

Loren Mark Coffelt
Co-Portfolio Manager of the Advisor
Co-Portfolio Manager of the Fund

Loren joined Empiric in 2007 as a financial analyst. In December 2011, he was appointed  co-portfolio manager of the Advisor and co-portfolio manager of the Fund. Loren graduated from St. Edwards University in 2008 with a BBA in Finance and Marketing.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts overseen by the Portfolio Managers and their ownership of securities in the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares
The Fund’s net asset value (“NAV”) will be determined as of the close of the New York Stock Exchange (“NYSE”) on each day the exchange is open.  The NYSE is closed on national holidays, so the NAV will not be calculated on those days.  The NYSE is not open on New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Your purchase price will be the Fund’s NAV plus any applicable sales charge next determined after the Fund receives your request in proper form.

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The NAV for each class of shares of the Fund is calculated by adding the total value of a Fund’s investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:

Value of Fund Assets – Liabilities
NAV	=	----------------------------------------------
Number of Outstanding Shares

The NAV for Class A shares will differ from the NAV for Class C shares due to the difference in their expenses.

Fund securities are valued at the latest available market price including the NAV of the investment companies that the Fund holds in its portfolio.  If market quotations are not readily available for some securities held by the Fund, the Fund’s officers will value securities at a fair value in good faith according to methods approved by the Board of Directors.

Since the Fund invests primarily in frequently traded, exchange listed securities and calculates its NAV as of the time the exchange typically closes, there should be very limited circumstances in which it will use fair value pricing (e.g., if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation).

In the event that a price is not available for a security for which trading has been halted, the Board of Directors has directed that the Advisor use the last market trade as a base, then combine it with the news available on the stock and any observations the Advisor has made of other securities that have suspended trading under similar circumstances, in order to determine a fair price.  Such determinations by the Advisor, as well as the considerations that factored into them, shall be reported to the Board of Directors at its next meeting.  The effect of using fair value pricing is that the Fund’s NAV may be subject to the judgment of the Advisor instead of being determined by market prices.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Multiple Class Information
The Fund offers two classes shares: Class A shares and Class C shares.

The Class A shares have different fees and expenses from the Class C shares.  The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the Advisor for core investment advisory services.  Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

Except as described below, both classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions.  The only differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different exchange privileges.

How to Choose a Share Class
Before you can buy shares, you need to decide which class of shares best suits your needs.  The Fund offers two classes of shares: Class A shares and Class C shares.  Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another depending on the amount of the purchase and the expected length of time of investment.  Long-term shareholders of Class C shares may pay more than the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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Class A Shares
Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase.  In return, you pay a lower distribution fee than Class C shares.  There is no limit to how much you can invest in this share class.

For any investment below $1 million, you buy Class A shares at their NAV per share plus a sales charge, which is up to 5.75% of the offering price, but subject to breakpoints based on the amount of your purchase (see “Sales Charges – Class A Shares,” below).  The term “offering price” includes the front-end sales charge.

Investors in Class A shares pay a distribution fee (0.25% of the average daily net assets) each year they hold the shares.  This distribution fee is lower than the comparable fee paid for Class C shares.  Lower expenses of Class A shares translate into higher annual return on NAV than Class C shares.

Class C Shares
Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares in order to avoid paying a front-end sales charge.  With respect to Class C shares:

•	You buy the shares at NAV (no initial sales charge).
•	You cannot invest more than $1 million in Class C shares.

If you sell Class C shares within one year of purchase, you must pay a deferred sales charge of one percent.  The deferred sales charge for each purchase will be based on the lesser of the value of your shares at the time of purchase, or current market value.  Tracking for each purchase will begin as of the first day of the month in which the purchase is made.

Investors in Class C shares pay a distribution fee of 0.75% plus a shareholder servicing fee of 0.25% of the average daily NAV each year they hold the shares.  Higher expenses in comparison to Class A shares translate into lower annual return on NAV.

Deferred Sales Charge
If you purchase shares subject to a contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares you own, the contingent deferred sales charge will be deducted from the redemption proceeds.  At redemption, the deferred sales charge will be calculated from the first day of the month in which your purchase occurred.

You will pay a deferred sales charge of 1.00% in the following cases:

Class A Shares (only for shares with an aggregate value of $1 million and up and sold within one year of purchase)

•	On a complete or partial redemption of shares, the deferred sales charge will be based on the lower of original cost or current market value.

Class C Shares (for any shares redeemed within one year of purchase)

•	Regardless of whether the redemption is complete or partial, the deferred sales charge will be based on the lower of original cost or current market value.

Please note that Class A shareholders who previously qualified under any of the conditions set forth under the section entitled “Distribution of Fund Shares - Sales Charge Exemptions” will not be assessed the 1% deferred sales charge.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any).  We do not impose a deferred sales charge on the amount of your account value represented by an increase in NAV over the initial purchase price, or on shares acquired through dividend reinvestments or capital gains distributions.  To determine whether the deferred sales charge applies to a redemption, we redeem shares in the following order:

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Class A Shares

•	Shares that have been held for more than one year following purchase.

•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares that have been held for less than one year following purchase.

Class C Shares

•	Shares acquired by reinvestment of dividends and capital gain distributions.

•	Shares in your account represented by an increase in NAV over the initial purchase price (appreciation).

•	Shares that are no longer subject to the deferred sales charge.

•	Shares held the longest, but which are still subject to the deferred sales charge.

Purchase of Fund Shares

Purchases through a broker
You may purchase shares in the Fund through any broker-dealer that has signed a sales agreement with the Fund.  Broker-dealers may place Fund orders on behalf of shareholders by calling the Distributor.  Some financial intermediaries may accept purchase and redemption orders for the Fund and may have a specialized agreement with the Fund for settlement and payment.  The broker-dealer is responsible for placing purchase orders promptly with the Distributor and forwarding payment within three business days.  Orders will be processed only after receipt in good order.

Direct Purchases
All completed applications and checks go to:

Sending via U.S. Mail
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Sending via overnight courier
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Whenever you write a check for an additional purchase, make sure you include your account number and the name on your account.  You do not need a certified check, but the check must be drawn on a U.S. bank in U.S. dollars.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.  Your purchase will be processed at the public offering price next calculated after your money and completed application are received by the transfer agent of the Fund by the close of the NYSE (currently 4:00 p.m. Eastern time).  A fee may be imposed if your check does not clear.  The Fund reserves the right to reject all or part of any purchase.

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If you are making your first investment in the Fund, before you wire funds, U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), must have a completed account application that indicates the share class you wish to purchase.  You can mail or overnight deliver your account application to the Transfer Agent.  Upon receipt of your completed account application, the Transfer Agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include both the name of the Fund and share class you are purchasing as well as your name and account number so that monies can be correctly applied.

Wired funds must be received prior to 4:00 p.m., Eastern time, to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA#075000022
Credit: U.S. Bancorp Fund Services, LLC
Account Number: 112-952-137
Further Credit: Core Equity Fund, (Class A Shares or Class C Shares)
Shareholder name and account number

For Subsequent Investments—By Wire
Before sending your wire, please contact the Transfer Agent at 1-888-839-7424 to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Please include your account name and number on each wire.

For Subsequent Investments—By Telephone
If your account has been open for at least 15 days, and you did not decline telephone options on your account application, you may purchase additional shares of the Fund by calling 1-888-839-7424.  If you elected this option on your account application, and your account has been open for at least 15 days, telephone orders in amounts of $100 or more will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network.  You must have banking information established on your account prior to making a purchase.  If you order is received prior to the close of the NYSE (currently, 4:00 p.m. Eastern time), your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.

Minimums
The minimum initial investment you may invest is $5,000 ($2,000 for Coverdell Education Savings Accounts) unless you are using the Automatic Investment Plan described below or unless we, at our discretion, waive the minimum.  Subsequent investments are subject to a $100 minimum.  The Advisor may raise, lower or waive minimums in its sole discretion, including the minimums for certain asset-based fee programs, omnibus accounts or wrap fee programs.  Your financial intermediary may apply different investment minimums at its discretion.

IRAs
The company offers the following types of IRAs:
Traditional IRAs
Roth IRAs
Roth Conversion IRAs
Education IRAs
SEP IRAs
Rollover IRAs

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The investment minimum for retirement accounts is $5,000, and each account may be subject to a trustee annual charge of $15 for Traditional and Roth IRAs, as well as for Coverdell Education Savings Accounts.

You should discuss each plan listed above with your personal tax advisor, and you should read the Empiric Funds, Inc.’s Retirement Booklet, which includes important disclosures, before opening an account.  The Retirement Booklet is available at no charge by calling the Fund at 1-888-839-7424.

Automatic Investment Plan
Under the Automatic Investment Plan, your money will be transferred from your bank account to your account with the Fund on the day of each month that you specify on your account application.  You can participate in the Automatic Investment Plan by filling out the appropriate section of the account application.  Each investment under the Plan must be in the amount of $100 or more.

In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network.  The Fund is unable to debit mutual fund or pass-through accounts.  If your payment is rejected by your bank, the Transfer Agent will charge a $25 fee to your account.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent five days prior to effective date.

You may obtain more information by calling the Transfer Agent.

Account Maintenance Fee
An account maintenance fee may be charged to investors who have balances less than the minimum of $5,000 for regular accounts or retirement accounts, or $2,000 for Coverdell Education Savings Accounts.  For any accounts with values less than these minimums (except for accounts for which the Advisor, in its sole discretion, has waived the minimums), we may charge you a maximum annual $60 maintenance fee per account.  We may determine with the Transfer Agent the amounts of your accounts once per year, generally on December 31st.  If the value of an account is less than the applicable minimum when we determine the value with the Transfer Agent, we will automatically redeem shares in the account to pay the maintenance fee.  However, the Advisor, in its sole discretion, may forego review of account values and may waive any account maintenance fees.  The fees will be payable to the Fund and will be used to offset amounts that would otherwise be payable by the Fund to the Transfer Agent.

Please note that you may incur Federal, state and/or local tax liability as a result of the redemption.  In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number.  These accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell education savings accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and Simple-IRAs) and certain other retirement accounts.

Anti-Money Laundering Program
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-839-7424 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the transaction will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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Redemption of Fund Shares
You may redeem all or part of your investment at the closing NAV, less any applicable contingent deferred sales charge, any day the NYSE is open.  For Class A shares, the redemption price is the next NAV per share determined after your request is received in good order, except that shares with an aggregate value of $1 million and sold within one year of purchase may be subject to a contingent deferred sales charge.  For Class C shares, depending on when you purchased your shares, the redemption price will be the next NAV less the applicable deferred sales charge.

You have three options for receiving redemption proceeds regardless of whether the redemption was made in writing or via telephone.  You may have a check sent to the address of record, proceeds may be wired to your bank account of record or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.  You will be subject to a $15 fee for wire redemptions, but you will not incur any charge from us when we send proceeds to you via the ACH network.

Things you should know about redeeming your shares:

•	Checks will be remitted to the address of record only.

•
If you request a wire, another $15 will be charged as a wire fee.  You bear the risk of a loss that may result from unauthorized or fraudulent transactions that the Transfer Agent believes to be genuine.

•	All owners of the account must sign redemption documents.

•	The Fund may require additional documents in the case of shareholder death, redemptions from corporations, partnerships, or from accounts with executors, trustees, administrations or guardians .

•	Payment of redemption proceeds will be no later than the 7th day after receipt of signature guarantees and other necessary documents.

•	The Fund may suspend the right of redemption in extraordinary circumstances in accordance with the rules set by the SEC.

•
If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected.  This may take up to 15 calendar days from the purchase date.

•	A redemption may result in your recognition of a gain or loss for Federal income tax purposes.

Written request for redemption
You may redeem your shares directly through the Fund via written request.  For any amount over $100,000 you will need a signature guarantee as discussed below.

Telephone redemptions
If you did not decline telephone options on your account application, you may redeem shares up to $100,000 over the telephone. You may add this option to your account at a later time by in writing to the Transfer Agent with an accompanying signature guarantee or other acceptable signature verification.

Things you should know about telephone redemptions:

•	You cannot redeem over the telephone if you paid by check and the payment has been on the books for less than 15 days.

•	If the Transfer Agent is handling a large volume of calls, you may have to send a redemption request via overnight mail.

•	The Transfer Agent may ask certain questions that are designed to help confirm your identity as the shareholder of record.

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Situations Involving Redemptions
For Class A shares, if you redeem shares and then within 60 days change your mind, you may reinvest the redemption amount at the current price, without paying the sales charge.  In order to take advantage of this option, please submit your check, in an amount no greater than the redemption amount, with a letter indicating that you wish to reinvest the amount using this privilege.  This exemption is not used up if your intent is to reinvest the redemption amount in an IRA or pension.  If you realized any taxable gains on your redemption, this privilege will not alter your tax liabilities with respect to such gains.  If you realized a loss, depending on the timing and amounts of the reinvestment, you may not be allowed to take the loss for tax purposes, but the loss will instead be reflected in an upward adjustment to the basis of the shares you acquire as a result of your reinvestment.  Please consult your personal tax advisor before making these decisions.

If your account, because of redemptions, falls below $2,000 and is not a retirement account or a UGMA/UTMA account, then the Fund may redeem shares in your account.  This does not apply if your account falls below $2,000 because of a drop in NAV.  If the Fund determines to make an involuntary redemption, you will be notified that your account is less than $2,000 and you will have 30 days to bring your account value up to $2,000 by investing more money before the Fund takes any action.

Signature Guarantees
To protect you and the Fund from fraud, a signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is requested to be changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 15 days; and/or

•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee or signature validation program stamp in other instances based on the facts and circumstances.  The Fund may waive any of the above requirements in certain instances or may require a guarantee or other acceptable signature verification in other instances as necessary.

Where To Get a Signature Guarantee

•	Participants in good standing of the Securities Transfer Agents Medallion Program (“STAMP”);

•	Commercial banks that are members of the Federal Deposit Insurance Corporation (“FDIC”);

•	Trust companies;

•	Firms that are members of a domestic stock exchange;

•	Eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934 that are authorized by charter to provide signature guarantees; and/or

•	Foreign branches of any of the above.

A notary public is not an acceptable signature guarantor.

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Reports
The Fund will send annual reports to shareholders containing certified financial statements and semi-annual reports containing unaudited financial statements.

Account Statements:	Provided Quarterly

Financial Reports:	Provided at least semi-annually

Confirmation Reports:	Provided after each transaction that affects the account balance or registration of shareholder, except for the reinvestment of dividends and capital gains.

To reduce expenses, one copy of each report will be mailed to each tax identification number even though you may have more than one account with the Fund.

TOOLS TO COMBAT FREQUENT TRANSACTIONS

The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps include monitoring trading practices and using fair value pricing, when necessary.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In compliance with Rule 22c-2 of the 1940 Act, as amended, the Empiric Funds, Inc., on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Fair Value Pricing. The Fund employs fair value pricing when necessary to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Directors has developed procedures that utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable.  Valuing securities at a fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Directors and are reviewed quarterly by the Board of Directors.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  Fair value pricing may be applied to non-U.S. securities.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

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SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Advisor may pay compensation, out of its own funds and not as an expense of the Fund, to certain unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) in connection with the sale or retention of Fund shares and/or shareholder servicing.  For example, the Advisor may pay additional compensation for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.  Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund.  The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund), amount of assets invested by the intermediary’s customers (which could include current or aged assets of the Fund), the Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Advisor.  The amount of these payments, as determined from time to time by the Advisor, may be different for different Intermediaries.

The prospect of receiving, or the receipt of, additional compensation, as described above, may provide the Intermediaries and/or financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which the Intermediary does not receive additional compensation (or receives lower levels of additional compensation).  These payment arrangements, however, will not change the price that an investor pays for shares of the Fund.  Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.  You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

DISTRIBUTION OF FUND SHARES

The Distributor
The Fund’s Underwriter and Distributor is Quasar Distributors, LLC, and is located at 615 East Michigan Street, Milwaukee, WI 53202.  The Distributor is a registered broker-dealer and member of FINRA.

Distribution and Service (Rule 12b-1) Plan
The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The fees collected under the Rule 12b-1 plan may be used to pay for Fund “supermarket fees.”  Supermarket fees are charged by financial institutions so that the Fund may be available for purchase and sale in a mutual fund marketplace.  Because the fees are ongoing, the distribution expense will increase the cost of your investment and may cost you more than other types of sales charges.  For investors who invest directly with the Fund, the Distributor will be the broker on the account.  All Rule 12b-1 fees will accrue daily and be paid quarterly.  According to the Rule 12b-1 Plan, the services provided by selected broker-dealers are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing shareholders.

Class A Shares
Agents (brokers) of registered broker-dealers will distribute Class A shares, and the Fund will be charged, and your broker will collect, an annual Rule 12b-1 fee of 0.25% of average daily net assets on the amount invested in the Fund.

Class C Shares
The Fund’s Class C shares pay an annual fee of 1.00% of Class C shares average daily net assets — 0.75% for distribution and 0.25% for shareholder servicing.  The Distributor, as paying agent for the Fund, pays all or a portion of such fees to the banks, broker-dealers and insurance companies that make Class C shares available.

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Sales Charges – Class A Shares
The Fund’s Class A shares are distributed through the broker-dealer community, and are sold at an offering price that includes a sales charge.  If you wish to purchase Class A shares, the charge will be levied against the purchase amount, and it will be paid to your broker and the Distributor.

Sales charge as a percentage of assets invested:

Transaction Amount	As a % of the Public Offering Price	As a % of the Net Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million* and up	0.00%	0.00%	0.00%
*
For single purchases, or purchases aggregating $1 million or more, you will not pay an initial sales charge.  The Advisor will pay the authorized broker 1% of the amount invested.  On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment and is paid to the Advisor.

Ways to Reduce or Avoid Paying the Sales Charge

Aggregation of Accounts
If you fit into one of the following categories, then you may aggregate accounts to qualify for a reduced sales charge on Class A shares:

•	an individual, his or her spouse, or their children under 21 purchasing for their own account.

•
a trustee or other fiduciary purchasing for a single fiduciary account (including an estate, pension, profit sharing, or employee benefit trust qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”).

•	employee benefit plans of a single employer or affiliated employers.

Letter of Intent
By signing a Letter of Intent (“LOI”) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under 21 years of age.  You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Rights of Accumulation
You may combine your new purchase of the Fund’s Class A shares with shares currently owned by yourself, your spouse and your children under 21 years of age for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current value of Class A shares that you already own (based on the Fund’s offering price of all other Class A shares you own).

If you invest in the Fund’s Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount.  It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.  You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members’ and other related parties’ accounts, in order to verify your eligibility for a reduced sales charge.  If the Distributor is not notified that you are eligible for a reduced sales charge on your purchase of Class A shares, the Distributor will be unable to ensure that the reduction is applied to your account.

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Sales Charge Exemptions
If you fit into one of the following categories, you are exempt from the sales charge on Class A shares provided that you and/or your representative notify the Fund in writing at the time of purchase that you are eligible.  Without notification, the Fund is unable to ensure that the reduction is applicable to your account.  You may have to provide information or records to verify eligibility for these exemptions:

•	Shareholders buying direct through the Distributor without advice of a registered broker;

•	Charter shareholder (shareholders with at least $10,000 with the Fund before December 31, 1995);

•
Shareholders buying through select discount platforms and fund supermarkets where the broker/dealers customarily sell mutual funds without sales charges (check with your discount broker/dealer for availability).  Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker/dealer;

•	Directors, Officers and Employees of the Fund, the Advisor and their family members and retirement plans (exemption granted to such individuals in order to encourage their investing in the Fund);

•	Registered representatives of FINRA buying for their own account;

•	Discretionary accounts of bank trust departments;

•	Registered investment advisors buying for their clients and themselves; and/or

•	Charities and religious organizations as defined by Section 501(c)(3) of the Code.

Please visit our website, www.empiricfunds.com, where we provide free of charge a clear and prominent description of the sales loads and breakpoints on the Fund’s Class A shares.

Other Fees

Annual IRA maintenance fee	$15
(capped at $30 per social security number)
This is applicable to traditional, Roth and Coverdell Education Savings Account (formerly Education IRA) and subject to change.
Refund of excess contributions	$25
IRA distributions to participant	$25
IRA transfer to successor trustee	$25
Wire fee	$15
Return check or ACH and stop payment	$25
Fee for overnight delivery	$15
Fee for conversion to/from a Roth IRA	$25

Other fees may be charged by other advisors, broker-dealers or financial institutions in connection with purchases or sales of the Fund.

Transfer Agent and Accounting Services
The Fund has contracted with U.S. Bancorp Fund Services, LLC for transfer agent and accounting services.  You should call the Transfer Agent with questions about setting up or maintaining your account.

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All shares are held in non-certificated form registered on the books of the Fund and the Transfer Agent for the account of the shareholder.

DISTRIBUTIONS AND TAXES

The Fund will distribute almost all of the investment income and realized capital gains that it accumulates through its investments.  The portion of any distribution attributable to long-term capital gains in the Fund’s investments and designated by the Fund as a “net capital gain dividend” will be passed through to you and will be taxable to you at the rate applicable to long-term capital gains regardless of the amount of time you have owned your Fund shares.  Pursuant to the Regulated Investment Company Modernization Act of 2010, the Fund will no longer be required to formally “designate” any net capital gain for taxable years beginning October 1, 2011 and thereafter.  Rather, the Fund will be able to specify net capital gain treatment on the Forms 1099 sent to you for a taxable year.

The portion of any distribution attributable to the Fund’s “investment company taxable income” (which includes, but is not limited to, dividends, interest and net short-term capital gains) will also be passed through to you and will be taxable at the tax rates applicable to ordinary income, unless and to the extent these amounts are attributable to “qualified dividend income.”  For taxable years beginning before January 1, 2013, distributions designated by the Fund as “qualified dividend income” will be taxable at the rate applicable to long-term capital gains, provided certain holding period requirements are met by Fund shareholders.  Distributions will be paid at least annually and if necessary may be authorized more often by the Board of Directors.

You should realize that purchasing shares shortly before a distribution may adversely affect you by reducing the NAV of your shares by the amount of the distribution and leaving you with a Federal income tax liability attributable to the distribution.  You should also note that you may be subject to Federal income tax when you sell shares of the Fund or when a distribution is made to you, whether the distribution is made in cash or reinvested in additional shares.

The distributions that the Fund makes will be automatically reinvested with no sales charge, unless you specify on your application forms that you wish to be paid the distribution in cash.  If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone in advance of the payment date for the distribution.

The Fund is required to withhold, at a current rate of 28%, on reportable payments to shareholders who have not complied with IRS regulations and/or if the Fund receives notification from the IRS requiring back-up withholding.  To avoid this withholding, you must provide the following information on or with your application:

•	Certification as to your taxpayer identification number on a W-9 tax form; and

•	Attestation that you are not subject to back-up withholding.

This section is not intended to be a full discussion of Federal tax laws and the effect of such laws on shareholders.  There may be other Federal, state or local tax considerations applicable to a shareholder.  You are urged to consult your personal tax advisor regarding such Federal, state or local tax considerations.

Outstanding Distribution Checks
If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s current NAV and to reinvest all subsequent distributions.

Abandoned Property
It is the responsibility of each investor to ensure that the Fund maintains a correct address for his or her account(s).  An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor's account has legally been abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements.  The investor's last known address of record determines which state has jurisdiction.

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Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP serves as the independent registered public accounting firm of the Fund.  Tait, Weller and Baker LLP audits the financial statements of many mutual funds in the country.  The firm has no direct or indirect interest in the Fund or the Advisor.

INDEX DESCRIPTION

The S&P 500® Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.  The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in an index is not possible.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years with respect to Class A shares and since inception with respect to Class C shares.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller and Baker LLP, whose report, along with the Fund’s financial statements, are included in the annual report, and incorporated by reference in the Fund’s SAI, both of which are available upon request.

For a capital share outstanding throughout each year

Class A
	Year Ended September 30,
	2012		2011	2010	2009	2008
NET ASSET VALUE – BEGINNING OF YEAR	$22.92		$24.14	$25.24	$25.25	$39.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)		(0.30)	(0.26)	0.03	0.08
Net realized and unrealized gain (loss) on investments	5.01		(0.92)	(0.84)	0.07	(6.83)
Total from investment operations	4.81		(1.22)	(1.10)	0.10	(6.75)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		–	–	(0.11)	(0.22)
Distributions from net realized gains	–		–	–	–	(7.42)
Total distributions	–		–	–	(0.11)	(7.64)
NET ASSET VALUE – END OF YEAR	$27.73		$22.92	$24.14	$25.24	$25.25

TOTAL RETURN	21.0	%(1)	(5.1)%	(4.3)%	0.5%	(21.9)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$31,872		$33,438	$41,168	$43,458	$49,372
Ratio of operating expenses to average net assets	1.76%		1.75%	1.73%	1.74%	1.67%
Ratio of net investment income (loss) to average net assets	(0.70)%		(0.98)%	(1.00)%	0.12%	0.36%
Portfolio turnover rate	540%		352%	169%	259%	221%
(1)  Includes increase from payment made by the Adviser of 0.1% related to trading errors reimbursement.  Without these transactions, the total return would have been 20.9%.

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For a capital share outstanding throughout each year

Class C
	Year Ended September 30,
	2012		2011	2010	2009	2008

NET ASSET VALUE – BEGINNING OF YEAR	$22.11		$23.46	$24.72	$24.79	$39.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.40)		(0.46)	(0.32)	(0.17)	(0.10)
Net realized and unrealized gain (loss) on investments	4.84		(0.89)	(0.94)	0.10	(6.75)
Total from investment operations	4.44		(1.35)	(1.26)	(0.07)	(6.85)

LESS DISTRIBUTIONS:
Dividends from net investment income	–		–	–	–	–
Distributions from net realized gains	–		–	–	–	(7.42)
Total distributions	–		–	–	–	(7.42)

NET ASSET VALUE – END OF YEAR	$26.55		$22.11	$23.46	$24.72	$24.79

TOTAL RETURN	20.1	%(1)	(5.8)%	(5.1)%	(0.3)%	(22.5)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,179		$2,239	$2,337	$1,992	$2,523
Ratio of operating expenses to average net assets	2.51%		2.50%	2.48%	2.49%	2.42%
Ratio of net investment income (loss) to average net assets	(1.45)%		(1.73)%	(1.79)%	(0.62)%	(0.39)%
Portfolio turnover rate	540%		352%	169%	259%	221%
(1)  Includes increase from payment made by the Adviser of 0.1% related to trading errors reimbursement.  Without these transactions, the total return would have been 20.0%.

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PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.  Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business.  These entities include our transfer agent, administrative service provider and investment advisor.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard your non-public personal information.  We restrict access to non-public information about you to the entities described above.

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HOW DO I REACH THE FUND?

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, Texas 78730
1-800-880-0324

Transfer Agent and Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street 3rd Floor
Milwaukee, Wisconsin 53202
1-888-839-7424
Call for questions on your account.

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Please send all account-related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101-1611

www.empiricfunds.com

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Core Equity Fund – Class A
EMCAX
CUSIP #29215M101

Core Equity Fund – Class C
EMCCX
CUSIP #29215M200

The SAI is incorporated by reference into this Prospectus.  More information about the Fund and its investments is available in the SAI and in the Fund’s annual and semi-annual reports to shareholders (“Shareholder Reports”).  They are available at no cost to you by calling 1-888-839-7424.

The SAI and Shareholder Reports are also available on the Fund’s website at www.empiricfunds.com.

The Shareholder Reports contain management discussions of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.  You should also obtain and read the Fund's Retirement Booklet that has important disclosures and information relating to IRAs and other Retirement Accounts.  To request other information about the Fund or to make shareholder inquiries, call 1-888-839-7424.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room is available by calling (202) 551-8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

Investment Company Act No. 811-9088

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Empiric Funds, Inc.
Statement of Additional Information

Core Equity Fund

Ticker Symbol	Class A - EMCAX
Class C - EMCCX

December 31, 2012

This document is not a prospectus.  You should read this document in conjunction with the Fund’s prospectus dated December 31, 2012 (the “Prospectus”), and the latest shareholder report, which contains important financial information that is incorporated by reference in this Statement of Additional Information (“SAI”).  You may obtain these at no charge by calling 1-888-839-7424.

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GENERAL

No one has been authorized to give any information or to make any representations, other than those contained in this SAI or in the Prospectus.  You should not rely on any other information given or any representation made because it may not have been authorized by the Empiric Funds, Inc. or its affiliates.  This SAI and/or the Prospectus are not offers to sell or a solicitation of an offer to buy any securities in any jurisdiction where an offer to sell or solicitation of an offer to buy may not lawfully be made.

FUND HISTORY

The Core Equity Fund (the “Fund”) is a diversified, open-end investment series of Empiric Funds, Inc. (the “Company”) and is commonly known as a mutual fund and will be referred to as the “Fund” in this SAI.  The Fund is the only series of the Company.  Empiric Funds, Inc. will be referred to as the “Company” in this SAI.

The Company is structured so that:

•
It is an open-end management investment company organized as a Maryland corporation on June 26, 1995.  It changed its name from Texas Capital Value Funds, Inc. to Empiric Funds, Inc. on January 26, 2007.

•	The Company’s Articles of Incorporation authorize the Board of Directors to issue shares of common stock, par value $.0001 per share.

•	The Board of Directors can classify or allocate shares to the Fund or each separate series at its discretion.

Currently, 100 million shares have been authorized and 25 million shares of the Company’s authorized common stock have been initially allocated to the Class A shares, and 25 million shares to the Class C shares.  The Fund’s fiscal year end is September 30.

Each share of the Fund has equal voting, dividend, distribution and liquidation rights, except that shares of each class have exclusive voting rights with respect to the Rule 12b-1 plan applicable to that class.  Shares of the Company have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion and as described in the Prospectus.  When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable.

Shareholder meetings will not normally be held for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders.

VOTING

Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in aggregate and not by class or series except as otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”) or the Maryland General Corporation Law, or, in the case of a vote regarding the Rule 12b-1 plans, by the individual classes.

Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose the concurrence of a proportion greater than a majority of all votes entitled to be cast at a meeting at which a quorum is present, the affirmative vote of the holders of a majority of the total number of shares of the Fund outstanding will be effective, except to the extent otherwise required by the 1940 Act and rules thereunder.  In addition, the Articles of Incorporation provide that, to the extent consistent with the Maryland General Corporation Law and other applicable law, the Bylaws of the Company may provide for authorization to be given by the affirmative vote of the holders of less than a majority of the total number of shares of the Fund outstanding.

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INVESTMENT OBJECTIVE AND POLICIES

The following information is in addition to the information detailed in the Prospectus.

The fundamental investment policies detailed below may not be changed for the Fund without the approval of a majority of the Fund’s outstanding voting securities.  As used in this SAI, a majority of the Fund’s outstanding voting securities means the lesser of:

1)  more than 50% of its outstanding voting securities; or

2)  67% or more of the voting securities present at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy.

The Fund has adopted the following fundamental investment policies.  These policies may not be changed without shareholder approval:

1.
The Fund may not invest more than 25% of its total assets in the securities of issuers in any one industry.  This restriction does not apply to investments by the Fund in securities of the U.S. government or its agencies or instrumentalities.

2.
The Fund may not make loans if, as a result, more than the current statutory limit (currently 33 1/3%) of its total assets would be lent to other parties, except that the Fund may: (a) purchase or hold debt instruments; (b) enter into repurchase agreements; and (c) lend its securities.

3.
The Fund may not purchase or sell real estate or make real estate mortgage loans or invest in real estate limited partnerships, except that the Fund may purchase or sell securities issued by entities in the real estate industry or instruments backed by real estate such as, but not limited to, Real Estate Investment Trusts (“REITs”).

4.	The Fund may not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the “SEC”).

5.
The Fund may not borrow money in an amount exceeding the statutory limit (currently, 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings)), provided that for purposes of this limitation investment strategies or transactions that obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.  The Fund will maintain asset coverage as required under the 1940 Act for all borrowings (currently 300% except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets).

6.	The Fund may not act as an underwriter of securities issued by others, except to the extent it may be deemed to be an underwriter in connection with the disposition of Fund securities.

7.
The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase and sell: (a) marketable securities issued by companies that own or invest in commodities or commodities contracts; (b) foreign currencies; and (c) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

8.
With respect to 75% of the Fund’s total assets, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

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The Fund has adopted the following non-fundamental investment policies.  These policies may be changed without shareholder approval.

1.
The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the 1940 Act.

Generally, the Fund may purchase, sell and enter into any type of derivative instrument (including, without limitation, financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities).  Furthermore, the Fund will only invest in futures contracts to the extent that the Fund, its Directors, its Advisor, or any other entity providing services to the Fund would not be required to register with the Commodity Futures Trading Commission (“CFTC”).

2.	The Fund may not invest in securities or other assets that the Board of Directors determines to be illiquid if more than 15% of the Fund’s net assets would be invested in such securities.

The Fund’s investment objective, as well as those policies which are not fundamental, may be modified by the Board of Directors without shareholder approval if, in the reasonable exercise of the Board of Director’s business judgment, modification is determined to be necessary or appropriate to carry out the Fund’s objective.  However, the Fund will not change its investment objective or non-fundamental investment policies without written notice to shareholders.

Percentage Limitations
The Fund’s compliance with its investment policy and limitations will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.

Further Information on the nature of the investments held by the Fund:

General Characteristics of Convertible Securities

The Fund may invest only in high grade convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks.  “High grade” securities are those rated within the three highest ratings categories of Standard & Poor’s Corporation (“S & P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch IBCA, Inc. (“Fitch IBCA”), or Duff & Phelps, Inc. (“Duff & Phelps”) or that are determined by Empiric Advisors, Inc. (the “Advisor”) to be of equivalent quality.  For a more complete description of debt ratings, see APPENDIX A.  Investments in convertible securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities.  As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

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As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Investments in Real Estate Investment Trusts

Because the Fund may invest its assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in REITs.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Furthermore, REITs are dependent upon specialized management skills of their managers and may have limited geographic diversification, thereby, subjecting them to risks inherent in financing a limited number of projects.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Defensive Policy

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments.  Such securities may consist of: obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker’s acceptances of similar banks; commercial paper; and other corporate debt obligations.  By taking a temporary defensive position, the Fund may not achieve its investment objective.

General Characteristics of Securities Lending

In compliance with SEC guidelines, any loans of securities in the Fund would be required to be secured with collateral (consisting of any combination of U.S. currency, securities issued or guaranteed by the U.S. Government or its agencies, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P, Moody’s, Fitch IBCA, or Duff & Phelps or which are determined by the Advisor to be of equivalent quality).

The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities, and the Fund must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days.  The borrower must agree that the Fund will receive all dividends, interest or other distributions on loaned securities, and the Fund must be able to vote loaned securities whenever the right to vote is material to the Fund’s performance.  However, for income tax purposes, payments received in lieu of dividends while the securities are on loan will not be “qualified dividend income.”

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A risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Additionally, the Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or fail to earn sufficient income to meet its obligation to the borrower, requiring the Fund to cover any shortfall.

Investment in Unseasoned Issuers

The Fund may invest in securities of issuers which have a record of less than three years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.  These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment in Foreign Securities

The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations.  While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include: the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including: (1) common and preferred stocks; (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks; (3) obligations of other corporations; and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of: (a) adverse changes in foreign exchange rates; and (b) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States).  Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.  Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

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Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies.  Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may invest in American Depository Receipts (“ADRs”), European Depository Receipts (EDRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities.  Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange.  However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.  EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities.  GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Investments in securities of foreign issuers are subject to the Fund’s quality standards.  The Fund may invest only in securities of issuers in countries whose governments are considered stable by the Fund’s management.

Borrowing

The Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund.  The Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing.   The Fund may borrow to purchase securities, and it may borrow to prevent the Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions.  Borrowing magnifies the potential for gain or loss by the Fund and, therefore increases the possibility of fluctuation in the Fund’s net asset value.  This is the speculative factor known as leverage.  Because the Fund’s investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Fund’s net asset value may tend to increase more as the value of its investments increase, or to decrease more as the value of its investments decrease, during times of borrowing.  Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will decrease the Fund’s investment performance.

As of the date of this SAI, the Fund has a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions. Borrowings under this arrangement bear interest at the Bank’s prime rate.

Cash Liquidity for Redemptions

The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”).  The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net shareholder purchases. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow.

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Options, Futures and Forwards

The Fund may purchase and sell forward contracts, put and call options and futures contracts.  Each of these instruments is a derivative instrument, as its value derives from the underlying asset or index.

The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices.  Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, including buying futures contracts, writing puts and calls and buying calls, tend to increase market exposure.  Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund’s return.  While the Fund’s use of these instruments may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks.  If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund’s return.  Certain strategies limit the Fund’s opportunities to realize gains as well as limiting the Fund’s exposure to losses.

The Fund could also experience losses if the Fund’s options and futures positions were poorly correlated with the Fund’s other investments, or if the Fund could not close out its positions because of an illiquid secondary market.  In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund’s portfolio turnover rate.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could continue to an unlimited extent over a period of time.  In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Purchasing Put and Call Options.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts.  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists.  If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price.  If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities.  If an option is American style, it may be exercised on any day up to its expiration date.  A European-style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially.  However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

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The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price.  A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Selling (Writing) Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it.  The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price.  If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.  If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price.  If security prices fall, the put writer would expect to suffer a loss.  This loss should be less then the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium a call writer offsets part of the effect of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

Covering Options on Securities.  A call option on a security written by the Fund is “covered” if the Fund owns the underlying securities, has an absolute and immediate right to acquire those securities upon conversion or exchange of other securities it holds or holds a call option on the underlying securities with an exercise price equal to or less than that of the call option it has written.  In addition, the Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund.  When the Fund writes a put option, the Fund can segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option.  Alternatively, the Fund could hold a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

Liquidity.  Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the Fund.  If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

Options on Securities Indexes.  Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities.  In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

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A stock index fluctuates with changes in the market values of the stocks included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  All settlements of index options transactions are in cash.

The Fund may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund's investment objective.  Options on indexes are settled in cash, not by delivery of securities.  The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.  Options currently are traded on the Chicago Board Options Exchange, the AMEX and other exchanges.  Purchased OTC options and the cover for written OTC options will be subject to the Fund’s 15% limitation on investment in illiquid securities.

Risks - Index options are subject to substantial risks.  The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  This requires different skills and techniques than are required for predicting changes in the price of individual stocks.  The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either owns an offsetting position in securities or other options and/or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered. For a number of reasons, a liquid market may not exist, and thus the Fund may not be able to close out an option position that it has previously entered into.  When the Fund purchases an OTC option, the Fund will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

Exchange Traded and OTC Options.  All options that the Fund purchases or sells will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Fund’s creditworthiness standards.  While exchange-traded options are obligations of the underlying exchange’s clearing house, in the case of OTC options the Fund relies on the dealer from which it purchased the option to perform if the option is exercised.

Warrants.  The Fund may also invest in exchange-traded and over-the-counter warrants.  Warrants are economically the same as options, except they usually have longer exercise periods.  Exchange-traded warrants on a single issuer’s common stock are usually issued by the issuer of the underlying common stock or a special-purpose entity, rather than the exchange clearinghouse.  Warrants may also be issued on indices or baskets of securities, and may be settled in cash or through delivery of the underlying securities.  Like options, warrants may be more volatile instruments than the underlying securities.

Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company.  A warrant will expire worthless if it is not exercised on or before the expiration date.

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Futures Contracts and Options on Futures Contracts.  The Fund may purchase or sell (write) futures contracts and purchase or sell put and call options on futures contracts.  Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.  A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the commodity called for by the contract at a specified price on a specified date.  A “purchase” of a futures contract means the incurring of an obligation to acquire the commodity called for by the contract at a specified price on a specified date.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon.  The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation” margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin.  Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

The Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.  Pursuant to a claim for exemption filed with the CFTC on behalf of the Fund, neither the Company nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and they are not subject to registration or regulation as such under the Act.  The Advisor is not deemed to be a “commodity pool operator” with respect to its advisory services to the Fund.

Covering Futures Contracts - When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund “covers” its position.  To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated  account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.  If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s shares.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

Risks - Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited.

Other risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract.  Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

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Stock Index Futures.  The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  At the time the Fund purchases a futures contract, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian.  When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures  contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets.  There are several risks in connection with the use of stock index futures by the Fund as a hedging device.  One risk arises because of the imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge.  The price of a stock index futures contract may move more than or less than the price of the securities being hedged.  If the price of a stock index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund will be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be offset partially by the loss on the index futures contract.  If the price of the index futures contract moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract that will not be offset completely by movements in the price of the securities that are subject to the hedge.

Asset Coverage for Futures Contracts and Options Positions. The Fund may invest in futures contracts and options thereon for any purpose consistent with its investment objective.  The Fund will comply with guidelines established by the SEC with respect to asset coverage for derivative transactions by open-end investment companies and, as required, will set aside or electronically segregate appropriate liquid assets in the amount prescribed.  Segregated securities cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet its current obligations (e.g., meeting redemption requests).

Forwards. A forward is a cash market transaction in which a seller agrees to deliver a specific commodity, security, foreign currency or other financial instrument to a buyer at some point in the future for a set price.  Forwards also can be structured for cash settlement rather than physical delivery.

Unlike futures contracts (which occur through a clearing firm), forward contracts are privately negotiated and are not standardized.  Further, the two parties must bear each other’s credit risk, which is not the case with a futures contract.  Also, since the contracts are not exchange traded, there is no marking to market requirement, which allows a buyer to avoid almost all capital outflow initially (though some counterparties might set collateral requirements).  Given the lack of standardization in these contracts, there is very little scope for a secondary market in forwards.

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Short Sales

The Fund may use short sales in an attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.  A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrues during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Fund may be required to pay, if any, in connection with a short sale.

The Fund also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short.

Until the Fund closes its short position or replaces the borrowed  security, the Fund will:  (a) maintain a segregated account containing cash or liquid securities at such a level that:  (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.  The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

Risks - Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited.  The more the Fund pays to purchase the security, the more it could lose on the transaction, and the more the price of Fund shares will be affected.

Selling short magnifies the potential for both gain and loss to the Fund and its investors.  The larger the Fund’s short position, the greater the potential for gain and loss.  A strategy involving going short in a particular security is separate and distinct from a strategy of buying and selling the underlying security itself.

As the amount of the Fund’s net assets that must and will be segregated or earmarked by the Fund custodian increases, the Fund’s flexibility in managing its portfolio decreases.  The Board of Directors will monitor the Fund’s short sales to assure compliance with these limitations, such that, when and as required, Fund net assets are being segregated and earmarked, that the Fund is in a position to meet its current obligations and to honor requests for redemption, and overall, that the Fund’s portfolio is managed in a manner consistent with its stated investment objective.

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Swaps and Related Products

The Fund may engage in swap transactions, including, but not limited to, securities index, basket, equity, total return, specific security, interest rate, currency and commodity swaps, caps, floors and collars and options on swaps (collectively defined as “swap transactions”).  Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index, in a particular foreign currency or commodity or at a particular interest rate.

The purchaser of a cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent the return on a specified index, security, currency, interest rate or commodity exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates.  The purchaser of a collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that the return on a specified index, security, currency, interest rate or commodity falls outside an agreed upon range over a specified period of time or at specified dates.  The purchaser of an option on a swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within a swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument.  When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment policy concerning senior securities.

Notional Amounts - The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed upon to exchange.  For example, one swap counterparty may agree to pay a return equal to the appreciation or depreciation in an equity index calculated based on a $10 million notional investment at the end of one year in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis.  In the event that the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty.  This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date.  Under most swap agreements entered into by us, payments by the parties will be exchanged on a “net basis,” and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

Counterparties - The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been  invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

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Strategy - The Fund may enter into swap transactions in an attempt to obtain or preserve a particular return at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities we anticipate purchasing at a later date or to gain exposure to certain markets in the most economical way possible.  The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

Segregated Accounts - The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of its accrued obligations to receive under the agreement.  If the Fund enters into a swap agreement on other than a net basis, or sell a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of its accrued obligations under the agreement.

Risks - As mentioned above, swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value (“NAV”) at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund and the Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The amount of the Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit.  Nor is there any fixed limit on the Fund’s potential loss if it sells a cap or collar.  If the Fund buys a cap, floor or collar, however, the potential loss is limited to the amount of the fee that the Fund has paid.  When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors, and collars tend to be more volatile than many other types of instruments.

The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions.  If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the Fund's investment performance will be less favorable than if these techniques had not been used.  These instruments are typically not traded on exchanges.  Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when the Fund wishes to do so.  Such occurrences could result in losses to the Fund.  The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

The Fund will not enter into a swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults, however, the Fund may have contractual remedies to the agreements related to the transaction.

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Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitation.  Further, swap transactions in which the Fund enters, which generally involve equity securities and have customized terms, are not expected to be particularly liquid.  However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, certain aspects of the swap market have become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market.  The Advisor, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.  The Advisor will consider liquidity in establishing the size and term of swap transactions.  The Federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

Indexed Securities

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the country or region in the currency of which the indexed security is denominated or based.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.

PORTFOLIO TURNOVER

The Fund’s turnover has been and will likely continue to be higher than average for most mutual funds.  Turnover is a function of the Fund's strategy, changing market conditions, the Fund's short-term success, which has tended to attract market timers, the volatility of stocks and the tax gains or losses of the Fund.  A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.  The Fund’s portfolio turnover rate for the past two fiscal years is shown in the table below.

Portfolio Turnover for Fiscal Years Ended September 30,
2012	2011
540%	352%

2012 turnover results from many of the same changes found in 2011.  Additionally, the factors used in 2012 were short lived compared with previous periods, prompting higher turnover to keep the portfolio properly positioned.

2011 turnover results from changes in the characteristics that the Fund deems important to forecast stock returns.  Additionally, changes in the macro environment such as Europe, Fed policy, and fiscal policies cause changes to the characteristics the Fund used.  Volatile environments will likely result in higher turnover.

Higher portfolio turnover can be a reflection of high returns, which attract market timers, the Fund’s tax loss carry-forward, which makes the Fund unlikely to have distributions for the year, and the unsettled conditions within the market.

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PROXY VOTING

It is the policy of the Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Fund and its shareholders.  Thus, the Fund generally votes in line with management’s recommendations, as the Fund believes that management of such portfolio companies has its shareholders’ best interests in mind.  However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Fund or its shareholders, the Fund will vote against management’s recommendations.

The Advisor is responsible for voting proxies of Fund portfolio companies according to this policy.  The Fund will follow the above policy with respect to all proxy matters received on behalf of the Fund, including, but not limited to, the following particular matters: corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions.

Social and Corporate Responsibility Issues

In following the above policy, the Fund will closely examine portfolio company proxy materials with respect to certain matters, as the Fund believes such matters may benefit management at the short-term cost to shareholders, and thus, may provide strong evidence that the proxy proposal is not in the interest of the Fund or its shareholders.  Such matters include, but are not limited to, the following matters:

•	Changes to capital structure, including increases and decreases of capital and preferred stock issuance; and

•	Stock option plans and other management compensation issues.

Conflict of Interest

In the event that a conflict arises between the interests of Fund shareholders and those of the Advisor, the Fund’s distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, such conflict will be resolved in the manner described below.

As soon as reasonably practicable after becoming aware that such a conflict of interest exists, the Advisor shall contact an Independent Director of the Fund.  The Advisor shall disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner.  In the event the Independent Director determines not to consent to such proposed manner of voting, the Advisor shall vote the proxy in the manner directed by the Independent Director.

Procedures for Voting Securities

Upon receiving proxy materials on behalf of the Fund, the Fund’s Portfolio Manager reviews all issues up for vote, votes such proxies in accordance with the above Proxy Voting Policy, and submits them to the issuer in a timely manner.

The Fund will maintain the following information with respect to each proxy relating to a Fund portfolio security:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;

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•	Whether the Fund cast its vote on the matter;
•	How the Fund cast its vote (e.g., for or against the proposal, or abstain); and
•	Whether the Fund cast its vote for or against management.

Within three business days of receipt of a request for such information, the Fund will send its proxy voting record to shareholders.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424. It is also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company prohibits the selective disclosure of information about the holdings of its only current series, the Fund, to any third party, other than in accordance with its Portfolio Holdings Disclosure Policy (the “Disclosure Policy”).  The Company and the Advisor recognize that information about the Fund’s portfolio holdings is an asset of the Fund and may constitute material, non-public information and that, without appropriate safeguards, selective disclosure of such information may run afoul of the anti-fraud provisions of the Federal securities laws.  In general, the Disclosure Policy is intended to prohibit the disclosure of the Fund’s portfolio holdings information except under limited circumstances as described below.  In addition to broad dissemination of the Fund’s portfolio holdings (either through required filings with the SEC or website postings), the Disclosure Policy permits selective disclosure of such information in limited circumstances when it is legally required or determined to be in the best interests of shareholders of the Fund and there are other legitimate business reasons to do so, and the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the basis of such information.  Disclosure of portfolio holdings information, other than under the circumstances described below, requires the authorization of the Fund’s Chief Compliance Officer.  Conflicts of interest between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor or any other affiliated person of the Fund, on the other hand, with respect to the disclosure of the Fund’s portfolio holdings information are resolved by the Fund’s Chief Compliance Officer who may consult with the independent directors of the Fund and/or legal counsel.

The Company or the Advisor may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•
As required by SEC regulations, the Company will disclose the portfolio holdings of the Fund 60 days after the end of the first and third fiscal quarters by filing Form N-Q with the SEC and 60 days after the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•	The Fund’s top ten portfolio holdings as of month end may be posted on the Company’s website no earlier than five business days after month end.

•	The Fund’s full portfolio holdings as of quarter end may be provided to mutual fund ratings firms such as Morningstar and Lipper Analytical.

•
The Fund’s top ten portfolio holdings as of month end may be included in a report provided to certain shareholders or prospective shareholders of the Fund following posting of the portfolio holdings on the Company’s website.

•
The Advisor or a sub-adviser may disclose Fund portfolio holdings to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

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•
The trading and/or research departments of the Advisor may periodically furnish lists of portfolio holdings to various broker/dealers to facilitate efficient trading in portfolio securities for the Fund and to receive relevant research.  These lists will not identify individual or aggregate positions, or identify particular clients, including the Fund. In connection with fulfilling their duties to the Fund, personnel of the Advisor determine the frequency of disclosure to broker/dealers for trading and research.  Such disclosure varies and may be as frequent as daily, and with no delay.  These broker/dealers are prohibited from trading personally on the basis of such information.

•
Disclosures of any individual portfolio holding may be made in materials prepared for Fund shareholders (e.g., manager commentary), media interviews, due diligence meetings with clients or prospective clients, consultants and mutual fund ranking and rating organizations.  In making any such disclosure, personnel of the Advisor are subject to a duty to act in the best interests of clients, including the Fund, and to protect material nonpublic information of the Fund.

•
Aggregate portfolio characteristics may be made available without a delay. Examples of aggregate portfolio characteristics include (1) the allocation of the Fund’s holdings among various asset classes, sectors, or industries, (2) the attribution of Fund returns by asset class, sector or industry, and (3) the volatility characteristics of the Fund.  Such disclosure has been determined not to constitute material, non-public information, the disclosure of which is not harmful to the shareholders of the Fund.

•
The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and the Advisor or a sub-adviser and, in the case of a selective disclosure of the Fund’s portfolio securities, (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without the prior approval of the Fund’s Chief Compliance Officer, subject to approval or ratification by the Board of Directors.  The Board of Directors has delegated to the Chief Compliance Officer of the Company the responsibility to monitor the foregoing policy and to report to the Board of Directors any violations thereof.

The Disclosure Policy may not be waived, or exceptions made, without the consent of the Fund’s Chief Compliance Officer.  In determining whether to grant a waiver or make an exception, the Chief Compliance Officer will consider any potential conflicts of interest, taking into consideration all relevant facts and circumstances, including, but not limited to, the frequency and extent of the disclosure and the intended use of the information disclosed. Before granting such a waiver or exception, the Chief Compliance Officer must determine that disclosure of portfolio holdings information serves a legitimate business purpose, is in the best interests of the Fund and its shareholders, and that the recipient is subject to a duty of confidentiality, including an obligation to not trade on such information.  All waivers or exceptions will be disclosed to the Board of Directors for its approval or ratification at its next regularly scheduled quarterly meeting.

In addition, the Advisor has adopted policies and procedures to limit communications with the public about its clients’ portfolio holdings, including the Fund. These policies and procedures, which apply to all personnel of the Advisor: (1) require coordination of media inquiries; (2) prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and (3) prohibit public statements that are inconsistent with the Advisor’s investment outlook, that constitute investment recommendations, or that may have the effect of “conditioning the market,” such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

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No compensation or other consideration may be received by the Fund, the Advisor or any sub-adviser in connection with the disclosure of portfolio holdings in accordance with this policy.

The Fund currently has only one ongoing arrangement with U.S. Bancorp Fund Services, LLC (“USBFS”) to disclose portfolio holdings information daily prior to it being made public, and the lag time between the date of the information and the on which the information is publicly disclosed will vary, as described earlier in this section.  The Fund has selected U.S. Bank, N.A., an affiliate of USBFS, as its custodian for its securities and cash.  Pursuant to a custodian contract, the Fund employs U.S. Bank, N.A. as the custodian of its assets.  On a daily basis, U.S. Bank, N.A. creates and maintains all records relating to its activities and obligations as custodian and supplies the Fund with a tabulation of the securities it owns and that are held by U.S. Bank, N.A.  Pursuant to such contract, U.S. Bank, N.A. agrees that all books, records, information and data pertaining to the business of the Fund that are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by U.S. Bank, N.A. for any purpose not directly related to the business of the Fund, except with the Company’s Chief Compliance Officer’s written consent.  U.S. Bank, N.A. receives reasonable compensation for its services and expenses as custodian.

CODE OF ETHICS

The Company, the Advisor and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  The Codes of Ethics are intended to establish standards and procedures to detect and prevent activities by certain persons (“covered persons”) that could raise conflict of interest concerns.  The Codes of Ethics address, among other things, prohibited securities transactions, including trading based on material non-public information and reporting requirements for covered persons.  The Codes of Ethics permit access persons (as defined in the Code of Ethics) to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions.  The Codes of Ethic require access persons to pre-clear most transactions in permitted investments.  In addition, each sets forth the powers and duties of the Code’s administrator.

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed subject to the oversight of the Board of Directors. Each Director serves as a director until he or she resigns, retires, or is removed.  The Company is not required to hold annual shareholder meetings, although special meetings may be called for certain purposes, such as electing a new director.

Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Directors is comprised of three Independent Directors – Ms. Janis A. Claflin and Messrs. Edward K. Clark and John Henry McDonald – and one Interested Director – Mr. Mark A. Coffelt.   The Board is comprised of 75% independent Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor or the Distributor.  The Board of Directors has established an Audit Committee.  The Audit Committee is comprised solely of independent Directors, of which, one independent Director qualifies as an Audit Committee Financial Expert.  The Audit Committee meets in executive session with its legal counsel at least quarterly.  Additional information regarding the Audit Committee is included in the “Risk Management” section below.

While the Chairman of the Board is an interested person of the Fund, the Board does not believe that the Fund requires a lead independent Director because three of the Fund’s four Directors are independent.  This means that, with respect to any matter requiring a majority vote of the Directors, at least two-thirds of the independent Directors must vote in favor of the matter for it to be approved.  As a result, the Board believes its leadership structure is appropriate.

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The Board reviews and approves, typically annually, agreements with service providers on behalf of the Fund, including agreements with Empiric Advisors, Inc., as Advisor; Quasar Distributors, LLC, as Distributor; USBFS, as Transfer Agent and Dividend Disbursing Agent; and U.S. Bank, N.A., as Custodian.

The Directors, their principal occupations during the past five years and information about other directorships they hold are set forth below.

In addition to the information provided in the “Directors and Officers” table, below is a summary of the specific experience, qualifications, attributes or skills of each Director and the reason why he or she was selected to serve as Director:

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Independent Directors

Name, Address and Age	Position(s) with The Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past Five Years
Janis A. Claflin 1301 Capital of Texas Highway, Suite B-127 Austin, TX 78746 Age: 73	Independent Director	Indefinite term since November, 1995	President and owner of Claflin & Associates (provides individual and family therapy and organizational consulting) (1985 to Present); Director, Fetzer Institute (a private research, education and service foundation) (1987-present); Licensed Marriage and Family Therapist.	1	John E. Fetzer Institute
Edward K. Clark, Attorney, CPA 11412 Bee Caves Road, Suite 300 Austin, TX 78738 Age: 61	Independent Director	Indefinite term since November, 1995	Director, Executive Vice President, General Counsel and Corporate Secretary of Emergent Technologies, Inc. (a biotech venture capital firm) (2002 to present); Member–Kelly, Hart & Hallman (a law firm) (1997 to 2002); Partner – Clark & Clark of Austin, Texas (a law firm) (1995-1997); Certified Public Accountant.	1	Emergent Technologies, Inc.

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Name, Address and Age	Position(s) with The Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past Five Years
John Henry McDonald, CFP 7200 N. MoPac, Suite 315 Austin, TX 78731 Age: 64	Independent Director	Indefinite term since November, 1995	President, Chairman and founder of Austin Asset Management (1986 to present); CFP from the College for Financial Planning; Member of the CFP Board of Standards; Director of Austin Community College Foundation; Director of Austin Classical Guitar Society and Director of Texas Life, Accident, Health & Hospital Services Insurance Guaranty Association.	1	Austin Classical Guitar Society Austin Community College Foundation Texas Life & Health Guaranty Assoc.

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Interested Director and Officers

Name, Address and Age	Position(s) with The Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Directors	Other Directorships Held During the Past Five Years
Mark A Coffelt, CFA* 6300 Bridgepoint Pkwy, Bldg. 2, Ste. 105 Austin, TX 78730 Age: 58	Director, Chairman of the Board, President, Treasurer, Chief Executive Officer and Chief Financial Officer	Indefinite as a director, Elected annually by Board for other positions; since November, 1995	President of the Advisor (formerly First Austin Capital Management, Inc.) (1988 to present). CCO of Empiric Distributors	1	None
Heather Taute* 6300 Bridgepoint Pkwy, Bldg. 2, Ste. 105 Austin, TX 78759 Age: 47	Secretary, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Elected annually by Board; since November, 2006	Financial Operations Manager and Chief Compliance Officer of the Advisor (2006 to present); Operations Manager, Academy Capital Management in Waco, TX (1999 – 2006).	N/A	N/A
*	Mark A. Coffelt and Heather Taute are “interested persons” of the Fund, as defined by the 1940 Act, due to the positions they hold with the Fund and the Advisor.

Janis A. Claflin – Ms. Claflin has been an Independent Director since 1995. Ms. Claflin was selected as Director based on her long-term experience serving on the board and the investment committee for a private foundation.  She has been a member of the Board of Trustees for the Fetzer Institute, a private research, education and service foundation, since 1988, where she serves as vice chair of the Board of Trustees and as chair of the Investment Committee.  She also has served on the board of trustees of the Texas Capital Value Fund and as President of the Center for Teacher Renewal.  Ms. Claflin is the president and owner of Claflin & Associates, which she founded in 1985. She earned a M.A. in Religion from Yale Divinity School in 1964 and a B.A. in English from Vanderbilt University.

Edward K. Clark, CPA - Mr. Clark has been an Independent Director of the Company since 1995. Mr. Clark was selected as Director based on his over 30 years of legal and accounting experience, including his knowledge in areas such as corporate governance, securities regulation, regulation of private funds and their managers, and fiduciary law.  Mr. Clark is a licensed attorney and Certified Public Accountant, who currently serves as the Executive Vice President and General Counsel of a venture capital firm.  He was formerly an attorney in private practice from 1981-2002. Mr. Clark earned his bachelor’s degree in Business Administration from the University of Texas at Austin and his law degree from the University of Houston.  Mr. Clark also has served as a director of several non-profit entities.

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John Henry McDonald, CFP - Mr. McDonald has been an Independent Director of the Company since 1995. Mr. McDonald was selected as Director based on his extensive investment management experience.  Mr. McDonald is Chairman of the Board and founder of Austin Asset Management, Co., an investment advisory firm that provides financial planning, asset management and investment and insurance consulting services.  In prior years, Mr. McDonald has been recognized by Worth magazine, Medical Economics, and Bloomberg Wealth Manager as a top financial adviser in the United States.  Mr. McDonald has earned the Certified Financial Planner (“CFP”) designation and serves as a member of the CFP Board of Standards.  Mr. McDonald has also served on the Board of Directors for the National Association of Personal Financial Advisors, Austin Community College Foundation, the Texas Life, Health, Hospital & Accident Guaranty Association, the Austin Classical Guitar Society, the Austin Lyric Opera and the Austin Symphony.

Mark A. Coffelt, CFA - Mr. Coffelt has been a Director of the Company since 1995.  Mr. Coffelt was selected as Director based on his over 20 years of financial experience, including his experience in the investment management industry. Mr. Coffelt has been the President of Empiric Advisors (formerly First Austin Capital Management, Inc.) since 1988, where he is the Chief Investment Officer, and he also serves as President and Financial Operations Principal of Empiric Distributors, a registered broker-dealer. Mr. Coffelt has held the Chartered Financial Analyst (CFA) designation since 1987. Mr. Coffelt has taken and passed the FINRA Series 7, 24, 28, 63 and 65 examinations.  Mr. Coffelt received his B.A. in economics, cum laude from Occidental College, and his MBA from the Wharton School at the University of Pennsylvania.

RISK MANAGEMENT.  As part of its efforts to oversee risk management associated with the Fund, the Board has established an Audit Committee.  The Audit Committee is comprised entirely of the Independent Directors, Mr. Clark, Ms. Claflin, and Mr. McDonald.  The Audit Committee is responsible for meeting with the Fund’s independent auditors to: review the Fund’s financial reporting and external audit matters; review fees charged by the auditors; evaluate the independence of the auditors; recommend the selection, retention or termination of auditors; review any other relevant matter necessary to provide integrity and accuracy in the Fund’s financial reporting; and act as a liaison between the independent auditors and the full Board of Directors.  The Audit Committee is also responsible for reviewing and approving the methodology to be used to fair value Fund securities.  The Audit Committee met four times during the year ended December 31, 2012.   The Committee meets quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants.  The Committee reports directly to the Board of Directors.

The Adviser has provided the Board with the services of a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks of the Fund and the Adviser.  The CCO reports to the Board at least quarterly any material compliance items that have arisen, and annually provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Company and its service providers.  As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Fund and each of its service providers.   The Board has directed the CCO in the CCO’s Annual Report to take the following actions:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how personnel of the Fund’s service providers monitor and evaluate risks;
•	Assess the quality of a service provider’s risk management procedures and the effectiveness of their organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Company’s compliance programs as necessary to meet new regulations or industry developments.

Directors meet on a quarterly basis, typically for several hours.  Directors also participate in special meetings and conference calls as needed.  On an annual basis, the Directors meet in-person to review and discuss the qualifications of the Adviser and the Fund’s independent auditors, and to renew the Fund’s advisory agreement and engagement of the independent auditors. The Board receives quarterly compliance reports from USBFS about recent regulatory developments related to mutual funds generally. On a quarterly basis, the Directors also review and discuss some or all of the following compliance and risk management reports relating to the Fund:

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(1)           Fund Performance
(2)           Code of Ethics review
(3)           NAV Errors, if any
(4)           Distributor Compliance Report
(5)           Timeliness of SEC Filings
(6)           Dividends and other Distributions
(7)           List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)           Review of 12b-1 Payments
(9)           Multiple Class Expense Report
(10)         Anti-Money Laundering/Customer Identification Report
(11)         CCO Compliance Report
(12)         Market Timing Report

The Board of Directors has not adopted a formal diversity policy.  When soliciting future Director nominees, the Board will use reasonable efforts to identify and solicit qualified minorities and women.

On an annual basis, the Board of Directors conducts an assessment of the Board’s and the Directors’ effectiveness in overseeing the Fund.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Fund or any of its service providers.

The following table presents certain information regarding the beneficial ownership of the Fund’s shares as of December 31, 2011 by each Director of the Fund owning shares on such date.

Name of Director	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, 10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
John Henry McDonald	$10,001-$50,000	$10,001-$50,000
Janis Claflin	$10,001-$50,000	$10,001-$50,000
Edward K. Clark	$10,001-$50,000	$10,001-$50,000
Mark Coffelt	Over $100,000	Over $100,000

As of December 31, 2011, no Independent Director owned beneficially or of record any securities in the Advisor or principal underwriter or in any person controlled by, under common control with, or controlling such Advisor or principal underwriter.

Board of Directors Compensation Table

The following table shows the fees paid to the directors for the fiscal year ended September 30, 2012.  All compensation received by the directors for their services to the Company and the Fund were paid by the Advisor.  The interested director and officers do not receive any compensation from the Company for their services to the Company. Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses.

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Name of Person/Position	Aggregate Compensation from Fund(2)	Total Compensation from Fund Complex Paid to Directors
Mark A. Coffelt(1)	$0	$0
Edward K. Clark	$6,000	$0
John H. McDonald	$6,000	$0
Janis Claflin	$6,000	$0
(1)	Interested director.
(2)	Such compensation is paid by the Advisor as part of the administrative expense to the Fund.

PRINCIPAL HOLDERS OF SECURITIES

As of December 3, 2012, officers and directors of the Company owned 5.69% of all outstanding securities of the Fund in the aggregate.  To the knowledge of the Fund’s management, as of December 3, 2012, the persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Core Equity Fund, Class A Shares

Name and Address	% Ownership
Charles Schwab & Co Inc. * Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, CA 94173	32.36%
Guy D. and Idonna G. Coffelt Various Accounts 6300 Bridgepoint Parkway Building 2, Suite 105 Austin, Texas 78730	12.83%
LPL Financial * FBO Customers 9785 Towne Centre Dr San Diego, CA 92121-1968	5.08%

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Core Equity Fund, Class C Shares

Name and Address	% Ownership
Georgia Noble Revocable Trust 515 Drexel Dr Santa Barbara, CA 93103-2146	13.98%
Pershing LLC * Various Accounts FOB Shareholders Pershing Division Jersey City, NJ 07303-2052	9.67%
LPL Financial * FBO Customers 9785 Towne Centre Dr San Diego, CA 92121-1968	8.41%
Francis Sarguis PO Box 5715 Santa Barbara, CA 93150-5715	7.13%
National Financial Services * FBO Shareholders 200 Liberty Street New York, NY 10281	6.57%
McRoberts Account 320 Calle Lippizana Goleta, CA 93117-9727	6.40%
Wells Fargo Advisors * 1 N. Jefferson Ave Saint Louis, MO 63103-2287	6.30%
*	The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such securities.

Any person who beneficially owns more than 25% of the outstanding shares of the Fund or a class may be considered a “controlling person” of the Fund or a class.  As of December 3, 2012, Charles Schwab & Co. Inc. owned a controlling interest in the Fund.  Charles Schwab & Co. is organized under the laws of the State of Delaware and its parent company is The Charles Schwab Corporation.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

The Advisor is controlled by Mark A. Coffelt, an affiliated person of the Fund, and his wife, Jane Coffelt, through a partnership which owns 100% of the outstanding shares of the Advisor.  Mark A. Coffelt is the President of the Company, Chief Investment Officer of the Fund as well as President and Chief Investment Officer of both the Advisor and Empiric Distributors, Inc.

Pursuant to an Advisory Agreement, the Advisor renders investment advisory services to the Fund, subject to the supervision and direction of the Board of Directors of the Fund.  As compensation for the services rendered to the Fund by the Advisor, the Fund pays the Advisor an annual fee of one percent of the net assets of the Fund.  Such fees are accrued daily and payable monthly in arrears on the first day of each calendar month.

The Fund assumes and pays all the expenses required for the conduct of its business including, but not limited to, salaries of administrative and clerical personnel, brokerage commissions, taxes, insurance, fees of the transfer agent, custodian, legal counsel and auditors, association fees, costs of filing, printing and mailing proxies, reports and notices to shareholders, preparing, filing and printing the Prospectus and SAI, fees paid pursuant to the Fund’s plan of distribution adopted in accordance with Rule 12b-1 under the 1940 Act, payment of dividends, costs of stock certificates, costs of shareholder meetings, fees of the independent directors, necessary office space rental, all expenses relating to the registration or qualification of shares of the Fund under applicable state Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification and such non-recurring expenses as may arise, including, without limitation, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and directors with respect thereto.

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Under the Advisory Agreement, the Advisor directs portfolio transactions to broker/dealers for execution on terms and at rates that it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services.  The Advisor may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses.  With respect to brokerage and research services, the Advisor may consider in the selection of broker/dealers brokerage or research services provided and payment may be made of a fee higher than that charged by another broker/dealer that does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met.  Although the Advisor may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Advisor will seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.  To the extent any such brokerage or research services may be deemed to be additional compensation to the Advisor from the Fund, it is authorized by the Advisory Agreement.  The Advisor may place brokerage for the Fund through an affiliate of the Advisor, provided that the Fund does not deal with such affiliate in any transaction in which such affiliate acts as principal; the commissions, fees or other remuneration received by such affiliate are reasonable and fair compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time; and such brokerage be undertaken in compliance with applicable law.  The Advisor’s fees under the Advisory Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

Under the Advisory Agreement the Advisor is not liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the performance of the agreement, except any liability to the Fund or the Fund’s shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

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The total amount of advisory fees paid for the last three years were as follows:

	Advisory Fees Paid During Fiscal Years Ended September 30,
	2012	2011	2010
Advisory Fees Accrued	$358,732	$475,176	$464,148
Advisory Fees Waived by Advisor	$0	$0	$0
Net Advisory Fees Paid to Advisor	$358,732	$475,176	$464,148

The Advisory Agreement was first approved by the Board of Directors for a two-year period commencing September 30, 2004.  Thereafter, the Advisory Agreement continues on a year-to-year basis pending approval at least annually by either the Board of Directors or the holders of a majority of the outstanding voting securities of the Fund, but in either event, the continuation of the term of the Advisory Agreement must also be approved by a majority of the Independent Directors (i.e., Directors who are neither parties to the agreement nor interested persons as defined in the 1940 Act) at a meeting called for such purpose.  The Advisory Agreement states that in the event of an assignment by the Advisor, the Advisory Agreement will terminate automatically.

PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers, Mark A. Coffelt and Loren M. Coffelt, identified in the Fund’s Prospectus: (1) the dollar range of the portfolio managers’ investments in the Fund; (2) a description of the portfolio managers’ compensation structure; and (3) information regarding other accounts managed by the portfolio managers and potential conflicts of interest that might arise from the management of multiple accounts.

Investments in the Fund
(As of September 30, 2012)

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)(1)

Mark A. Coffelt	Over $1,000,000
Loren M. Coffelt	$1-10,000
(1)
This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended).  A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Description of Compensation Structure

The objective of the Advisor’s compensation program is to provide pay and long-term compensation for its employees that is competitive with the mutual fund/investment advisory market relative to the Advisor’s size, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of the variable compensation pool that is available for investment professionals.

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For the fiscal year ended September 30, 2012, each portfolio manager was compensated with a combination of base salary, variable compensation, deferred compensation, and profit sharing.  Starting with the fiscal year beginning October 1, 2005, each portfolio manager’s total compensation has been determined through an objective process that evaluates numerous factors.  The factors that may be reviewed include the following:

•	Average of after tax and pre tax returns;
•	Risk taken to produce returns;
•	Comparison with a broad market index;
•	Trailing one year performance;
•	Trailing three year performance; and
•	Trading costs.

Compensation for Mr. Mark Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.

Compensation for Mr. Loren Coffelt has a component tied to the profitability of the Advisor as well as the component tied to investment performance described above.

The compensation of each portfolio manager is based, in part, on the Fund’s investment performance as described above.  In addition, the total compensation paid to a portfolio manager will depend on the level of profitability of the Adviser and the amounts that the Adviser can expend on salaries and bonus after meeting its obligation to pay Fund expenses.

In addition to Mr. Mark Coffelt’s compensation described above, Mr. Mark Coffelt is also the portfolio manager of separately managed accounts.

All members of the Advisor’s staff participate in profit-sharing (technically, salary which is a function of relative corporate profitability, invested entirely in Fund shares).

Other Managed Accounts
(As of September 30, 2012)

The Advisor’s portfolio managers use proprietary quantitative investment models that are used in connection with the management of the Fund and other separate accounts managed for organizations and individuals. The following chart reflects information regarding accounts, excluding the Fund, for which the portfolio managers have day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual fund, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	1	$32 million	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	35	$17 million	0	0

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Potential Conflicts of Interest

When a portfolio manager has day-to-day management responsibilities with respect to more than one account, the potential for conflicts of interest may arise.  Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple accounts.

The management of multiple accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each account.  As a result, a portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund.  The Advisor believes this problem may be significantly mitigated by its use of quantitative models, which drive stock picking decisions of its actively managed accounts.

If a portfolio manager identifies an investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the eligible accounts.  Accordingly, the Advisor has developed guidelines to address the priority order in allocating investment opportunities.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only the Fund or other accounts for which he exercises investment responsibility, or may decide that the Fund or other accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for the Fund or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or one of the other accounts.

With respect to securities transactions for the Fund, the Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  With respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  The Advisor may place separate, non-simultaneous transactions for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.  The Advisor seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of the Fund or other account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.  At the present time, the Advisor does not manage any accounts with a performance based management fee.

The Advisor and the Fund have adopted certain compliance policies and procedures that are designed to address these types of potential conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

SERVICE PROVIDERS

Effective February 1, 2013, pursuant to a Fund administration agreement (the “Administration Agreement”) between the Fund and USBFS, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), the Administrator acts as the Fund’s administrator.  The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Under the Administration Agreement, for its services, the Administrator receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 0.07% on the first $200 million, 0.05% on the next $500 million, and 0.04% on the balance, all subject to a minimum annual fee of $40,000.

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Prior to February 1, 2013, the Advisor served as administrator, and USBFS served as sub-administrator, of the Fund.  The administrative fee paid by the Fund has not increased since the Fund began investing over 17 years ago, while the operating and regulatory costs of the Fund borne by the Advisor have increased substantially.  Because the Advisor can no longer economically bear the increasing expenses paid on behalf of the Fund, the Administrative Services Contact will terminate effective February 1, 2013.  Instead, the Fund will contract with USBFS to serve as administrator and will pay its own administrative, legal, accounting and other expenses.  The Fund expects that payment of its actual expenses, rather than payment of the lower administration fee, will cause its annual operating expenses to increase in the coming fiscal year.  As a result, the Fund has restated its Annual Fund Operating Expenses in the fee table included in the Summary Section of the Prospectus to reflect estimated expenses, subject to the Fund’s new expense cap limitation agreement with the Advisor.  The Advisor contractually has agreed to waive its advisory fee and/or reimburse operating expenses of the Fund through February 1, 2014, so that Annual Fund Operating Expenses, excluding brokerage commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), acquired fund fees and expenses, Class A and Class C 12b-1 fees, and extraordinary legal expenses, will not exceed 1.73% of the average daily net assets of Class A and Class C shares of the Fund, subject to recoupment by the Advisor over a rolling three-year period to the extent that the Fund is able to make the payment without exceeding the expense cap.  This expense cap agreement may not be terminated except by the Board of Directors.

As compensation for administration services, the Advisor received a fee from the Fund, as shown in the table below:

Administration Fee	Net Assets
0.70%	$1 – $5 million
0.50%	Over $5 million - $30 million
0.28%	Over $30 million - $100 million
0.25%	Over $100 million - $200 million
0.20%	Over $200 million

All assets in the Fund for the purposes of the administration fee calculation were rounded to the nearest dollar prior to the computation of fees owed.

Administration Fees Paid During Fiscal Years Ended September 30,
2012	2011	2010
$176,451	$209,049	$205,962

USBFS also acts as Fund accountant, transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Fund.  Under the contracts, USBFS processes purchase and redemption requests, generates shareholder statements and confirmations, and keeps track of shareholder records.  USBFS also handles the daily NAV computation and fund accounting.  For the transfer agent services that USBFS provides, compensation is based on number of shareholder accounts.

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Pursuant to a Custodian Agreement between U.S. Bank, N. A. and the Fund, U.S. Bank serves as the custodian (“Custodian”) of the Fund’s assets and receives fees on a transaction basis plus out-of-pocket expenses.  For custodial services, compensation is based on asset size and transactions according to a sliding schedule, and providing, at the Custodian’s own expense, office facilities, equipment and personnel necessary to carry out its duties.  The Custodian’s address is Custody Operations, 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and USBFS are affiliates.

Tait, Weller and Baker LLP, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s statement of assets and liabilities, including the schedule of portfolio investments, the related statements of operations and changes in net assets, and the financial highlights for the periods then ended, for the purpose of expressing an opinion as to whether the financial statements and financial highlights present fairly the financial positions, results of operations and changes in net assets in conformity with accounting principles generally accepted in the United States of America.

Thompson Coburn LLP, One US Bank Plaza, St. Louis, MO 63101-1611, is counsel to the Fund and provides counsel on legal matters relating to the Fund.  Thompson Coburn LLP also serves as counsel to the Advisor.

DISTRIBUTION OF THE FUND’S SHARES

The following information is in addition to the Company’s relationship with the Distributor outlined in the Prospectus.  This distribution information applies to both classes of shares.

Pursuant to a distribution agreement, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, is the Company’s Distributor, and acts as the principal underwriter of the shares of the Fund.  The Distributor agrees to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so.

The following table reflects the commissions and other compensation received from the Fund during the previous three fiscal years.

Underwriting Commissions (Aggregate Amount/Amount Retained)
2012	$1,339/$1,339
2011	$13,583/$13,583
2010	$13,831/$13,831

Rule 12b-1 Plans

The Fund has adopted separate Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The amount paid to the Distributor under these plans for the past three fiscal years was as follows:

	Amounts Paid to Distributor for Fiscal Years Ended September 30,
	2012	2011	2010
Class A	$84,045	$112,038	$110,655
Class C	$22,554	$27,026	$21,530

The plan was adopted because of its anticipated benefits to the Fund.  These include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares; an enhancement in the Fund’s ability to maintain accounts and improve asset retention; increased stability of net assets for the Fund; increased stability in the Fund’s investment positions; and greater flexibility in achieving investment objectives.

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The following tables detail payments made under the Company's 12b-1 Plans during the fiscal year ended September 30, 2011:

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2012
Class A	Total Dollars Allocated
Advertising/Marketing	$14,708
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$69,337
Compensation to sales personnel	$0
Other	$0
Total	$84,045

Actual 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2012
Class C	Total Dollars Allocated
Advertising/Marketing	$3,947
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$18,607
Compensation to sales personnel	$0
Other	$0
Total	$22,554

The plan compensates the Distributor regardless of the expenses it actually incurs.  The 12b-1 expenses for the Fund are used to pay fund “supermarket” fees, to provide distribution assistance to brokers for the sale of Fund shares and for offsetting Distributor costs.  The Distributor may utilize these amounts to reimburse distribution expenses incurred by the Advisor.  The 12b-1 fees also may be used to pay the Advisor for advancing commissions to securities dealers for the initial sale of Class C shares.

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders.  Pursuant to such rule, the Board of Directors has approved and entered into a 12b-1 plan for Class A shares and a 12b-1 plan for Class C shares, as described below.

In adopting the 12b-1 plans, the Board of Directors (including a majority of Independent Directors) determined that there was a reasonable likelihood that the 12b-1 plans would benefit the Fund and the shareholders of the affected classes.  Pursuant to Rule 12b-1, information with respect to revenues and expenses under the 12b-1 plans is presented to the Board of Directors quarterly for its consideration in connection with its deliberations as to the continuance of the 12b-1 plans.  Continuance of the 12b-1 plans must be approved by the Board of Directors (including a majority of the independent directors) annually.  The 12b-1 plans may be amended by a vote of the Board of Directors (including a majority of the independent directors), except that the 12b-1 plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class.  The 12b-1 plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shares of the affected class.

All fees paid under the 12b-1 plans will be made in accordance with Section 26 of the Rules of Fair Practice of the Financial Industry Regulatory Authority, Inc.

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The Distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the Fund’s shares and/or the use of the Fund’s shares in various investment products or in connection with various financial services.

Pursuant to the 12b-1 plans, the Class A shares pay the Distributor, as paying agent for the Fund, a fee equal to 0.25% annually of the average daily NAV of the Class A shares of the Fund.  The Class C shares pay the Distributor, as paying agent for the Fund, a fee equal to 1.00% annually (0.75% for 12b-1 fees and 0.25% for shareholder servicing fees) of the average daily NAV of the Class C shares of the Fund.

In addition to the distribution and servicing fee, the Distributor expects to pay sales commissions to the financial intermediaries who sell Class C shares of the Fund.  Payments will equal 1.00% of the purchase price of the Class C shares of the Fund sold by the intermediary.  The Distributor will make the distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis.

BROKERAGE

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices.  Some brokers provide research and trade execution services to the Advisor for commission rates that are higher than the lowest available rates (soft dollars).  The Advisor will only use brokers that charge rates that are reasonable and commensurate with the services they provide.  It will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist it directly in the investment decision making process and the commission rates are reasonable.  Brokerage is the property of the client, and it is the Advisor’s responsibility to trade solely for the benefit of the clients of the Advisor and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefit some or all of the Advisor’s clients.  And conversely, research and execution services provided through trading the Advisor’s other accounts may benefit the Fund’s shareholders.  It is impossible to separately determine the benefits from research services for each advisory account.

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund, and negotiation of its brokerage commission rates, are made by the Advisor.  Transactions on United States stock exchanges involve the payment by the Fund of negotiated brokerage commissions.  There is generally no stated commission in the case of securities traded in the OTC market, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up.  In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the investment advisor will take the following factors into consideration:

•	The best net price available;
•	The reliability, integrity and financial condition of the broker;
•	The size of and difficulty in executing the order; and
•	The value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the research and brokerage services offered.  For example, the Advisor will consider the research and brokerage services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund or the Advisor’s other clients.  Such research and brokerage services include statistical and economic data and research reports on particular companies and industries as well as research and execution systems and software.  Subject to such policies and procedures as the Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research and/or brokerage services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research and/or brokerage services provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Fund.  Research and investment information and brokerage services provided by these and other brokers at no cost to the Advisor is available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Fund.  While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value and, in the opinion of the Advisor, it does not reduce the Advisor’s expenses in a determinable amount.  The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated.  The Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders.

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For the last three fiscal years, the amount of brokerage commissions paid by the Fund was as follows:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended September 30,
2012**	2011*	2010
$363,413	$741,352	$540,007
*	The Fund paid higher brokerage commissions in fiscal year 2011 compared to 2010 due to increased portfolio turnover.
**	The Fund paid lower brokerage commissions in fiscal year 2012 compared to 2011 due to higher average stock prices in 2012. Commissions are calculated in cents per share and higher prices results in fewer shares and lower commissions.

Pursuant to this arrangement to receive research and brokerage services, the Fund paid total commissions of $126,935 on transactions with a principal value of $79,260,012 during the fiscal year ended September 30, 2012.  The Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents during the fiscal year ended September 30, 2012.

Affiliated Transactions

The majority of the Fund’s brokerage transactions typically are executed by the Advisor though its affiliated broker-dealer, Empiric Distributors, Inc.  The Board reviews affiliated brokerage transactions quarterly.  During the fiscal year ended September 30, 2012, these commissions represented 65.07% of the aggregate brokerage commissions paid by the Fund and 77.89% of the aggregate dollar amount of transactions involving the payment of commissions by the Fund.

For the last three fiscal years, the aggregate amount of brokerage commissions paid by the Fund to Empiric Distributors, Inc., an affiliated broker/dealer owned by the Advisor, was as follows:

Aggregate Commissions Paid to Empiric Distributors, Inc. During Fiscal Years Ended September 30,
2012	2011	2010
$236,478	$350,935	$168,734

Empiric Distributors, Inc. is currently the Fund’s only affiliated broker.

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Multiple Class Structure

The Company’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act. Pursuant to such plan, the Fund may issue two classes of shares: Class A shares and Class C shares. The Fund offers both share classes.

Both classes are made available to investors directly with a load or commission or through financial intermediaries.  The total management fee is the same as for Class A shares, but the Class C shares also are subject to a higher fee pursuant to its Rule 12b-1 distribution plan described above.

NET ASSET VALUE

Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular series.  Positions held in the Fund will be valued daily at the last quoted sale price as of the close of the New York Stock Exchange (“NYSE”) at 4:00 p.m., Eastern Time.  The Fund will be charged with the direct liabilities of the Fund and with a share of the Company's general liabilities.  Subject to the provisions of the Articles of Incorporation and the Bylaws of the Company, determinations by the Directors as to the direct and allocable expenses and the allocable portion of any general assets with respect to a particular series are conclusive.  Currently, the Company has only one series.

Net Asset Value (Pricing)

The NAV will be determined as of the close of the NYSE on each day the exchange is open.  The NAV for each class of shares of the Fund is calculated by adding the total value of the Fund’s investments and other assets attributable to each class, subtracting the liabilities for that class, and then dividing that figure by the number of outstanding shares of the class:

Value of Fund Assets - Liabilities
NAV	=	-----------------------------------------
Number of Outstanding Shares

The Fund’s NAV for a Class A share as of September 30, 2012 was as follows:

$31,872,295
$27.73	=	-----------------------------------------
1,149,545

The Fund’s NAV for a Class C share as of September 30, 2012 was as follows:

$2,179,327
$26.55	=	-----------------------------------------
82,090

The NAV for Class A shares will differ from the NAV for Class C shares due to the difference in their expenses.

PURCHASE AND REDEMPTION OF SHARES

The following information is in addition to the details in the “Shareholder Information” section of the Prospectus.  The following table depicts the breakpoints of the sales charges for Class A shares including the dealer reallowance.

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Transaction Amount	As a % of the Public Offering Price	As a % of the Net Amount Invested	Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million* and up	0.00%	0.00%	0.00%

*
For single purchases, or purchases aggregating $1 million or more, you will not pay an initial sales charge.  The Advisor will pay the authorized broker 1% of the amount invested.  On these purchases, a contingent deferred sales charge of 1% is levied on redemptions occurring within 12 months of the investment and is paid to the Advisor.

Directors, Officers, Employees of the Fund, the Advisor, their family members, and retirement plans are exempt from the sales charge on Class A shares provided that such persons notify the Fund in writing at the time of purchase.

Nonpayment

If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Company.  If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses.  In addition, you may be prohibited or restricted from making future purchases in the Fund.  A $25 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent.  The written instructions must clearly identify the account, include the number of shares to be transferred and the signatures of all registered owners.  You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage or death, and a signature guarantee will be required to transfer shares or change ownership of an account.  If a new account needs to be established, you must complete and return an application to the Transfer Agent.

Additional Information on Redeeming Shares

The right of redemption may be suspended by the Fund, or the date of payment postponed by the Fund beyond the normal seven-day period, under the following conditions authorized by the 1940 Act:

•	For any period during which the NYSE is closed, other than customary weekend or holiday closings, or during which trading on the NYSE is restricted;

•
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; and

•	For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

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It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash.  In such cases the Board may authorize payment to be made in portfolio securities of the Fund.  However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the NAV per share of the Fund.  Shareholders receiving such securities generally will incur brokerage costs upon the subsequent disposition of those securities.

Automatic Investment Plan

The Fund offers an automatic investment plan, detailed in the Fund’s Prospectus under the Shareholder Information section, which allows shareholders automatic periodic investment in the Fund.  Engaging in this type of investment plan allows you to dollar cost average your purchases.  Details on the benefits of dollar cost averaging are in APPENDIX B.

TAX-DEFERRED RETIREMENT PLANS

Federal taxes on current income may be deferred if you qualify for certain types of retirement programs.
Retirement plan applications for the IRA programs should be sent directly to:

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

U.S. Bank, N.A. serves as “Custodian” for these tax-deferred retirement plans under the programs made available by the Company.  Applications for these retirement plans received by the Fund will be forwarded to the Custodian for acceptance.

An administrative fee of $25 is deducted from the money sent to you after closing an account.  This charge is subject to change as provided in the various agreements.  There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement plan is advised to consult with a tax advisor before establishing the plan.

TAX STATUS

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, the Fund generally must:

Derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived from its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or the securities of one or more publicly traded partnerships.

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As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if the Fund distributes at least 90% of the Fund’s net investment company taxable income (which includes, among other items, ordinary income distributions from REITs, interest, certain net gains from foreign currency and any net short-term capital gains) for the taxable year.  The Fund intends to distribute substantially all of such income.  Investment income received by the Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source.  The Advisor does not anticipate that the Fund will “pass through” these foreign income taxes to shareholders, but instead that it will deduct them.

If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would be taxed as a corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  Furthermore, shareholders would be taxed on such distributions to the extent of the Fund’s earning and profits, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss, at the Federal income tax rate applicable to ordinary income or, if the distributions are designated by the Fund as “qualified dividend income” (“QDI”) as defined in the Code, at the Federal income tax rate applicable to net long-term capital gain, which is currently a maximum of 15% for non-corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for regulated investment company treatment.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if the Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if the Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asst diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, the Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met.  However, in all events, such tax will not be less than $50,000.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund generally must distribute during each calendar year an amount equal to the sum of:

•	at least 98.2% of its ordinary income (not taking into account any capital gains or losses) for the calendar year;

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•
at least 98% of its capital gain net income (capital gains in excess of its capital losses, adjusted for certain net ordinary losses and any capital loss carryover of the Fund) for a one-year period generally ending on October 31 of the calendar year; and

•	all ordinary income and capital gains for previous years that were not distributed during such years (to the extent the Fund did not pay income tax on such undistributed amounts).

To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and paid by the Fund during January of the following year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared rather than the calendar year in which the distributions are received.

Distributions of investment company taxable income are taxable to a U.S. shareholder, whether paid in cash or shares.

The Fund may designate any distributions as “capital gain distributions.”  Such distributions (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or shares, will be taxable to shareholders as long-term capital gains regardless of how long the shareholder has held his or her Fund shares.

Distributions paid by the Fund to a corporate shareholder, to the extent such distributions are attributable to dividends received from U.S. corporations by the Fund and are so designated by the Fund, may qualify for the dividends received deduction, provided that certain holding period requirements are met.  However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.  Capital gain distributions, if any, as designated by the Fund as capital gain distributions, are not eligible for the dividends received deduction.

Distributions paid by the Fund to non-corporate shareholders may consist of “qualified dividend income,” which are eligible for taxation at the rate applicable to long-term capital gains (currently up to 15%), to the extent that the Fund designates the amount distributed as a “qualified dividend” and the individual shareholder meets certain holding period requirements with respect to his or her Fund shares. Capital gain distributions, if any, as designated by the Fund as capital gain distributions, are not eligible for qualified dividend income treatment.

Except as discussed in the prior three paragraphs, distributions from the Fund are taxable to shareholders as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

Upon a redemption, sale or exchange of a shareholder’s shares of the Fund, such shareholder will realize a taxable gain or loss depending upon his or her basis in the shares.  A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares.

Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of some investments, including debt securities, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “foreign currency” gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.  If foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any distributions of ordinary income, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as ordinary income, reducing each shareholder’s basis in his or her Fund shares and potentially increasing that shareholder’s capital gains on the disposition of his or her Fund shares.

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Certain of the Fund’s transactions involving short sales, futures, options, swap agreements, hedged investments and other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the character, amount and timing of distributions to shareholders.  Furthermore, to the extent that any futures contract or option on a futures contract held by the Fund is a “section 1256 contract” under Section 1256 of the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts include Fund transactions involving call options on a broad based securities index, certain futures contracts, certain foreign currency contracts and other financial contracts.

As of September 30, 2012, the Fund had tax basis capital losses of $6,993,591 which expire on September 30, 2018 and $48,326 which do not expire.

This section is not intended to be a full discussion of Federal tax laws and the effect of such laws on shareholders.  There may be other Federal, state or local tax considerations applicable to a shareholder.  Shareholders are urged to consult their own tax advisors with respect to such Federal, state or local tax considerations.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control, and a complete and thorough review of all new opening account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended September 30, 2012 are incorporated herein by reference from the Fund’s Annual Report for the fiscal year ended September 30, 2012.

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APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.  The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision.  Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation.  The 'i' subscript indicates that the rating addresses the interest portion of the obligation only.  The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The 'p' subscript indicates that the rating addresses the principal portion of the obligation only.  The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest.  For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript.  Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

pr
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary
Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

—
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.  Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation.  Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

—
Preliminary ratings are assigned to Rule 415 Shelf Registrations.  As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.  The final rating may differ from the preliminary rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

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unsolicited
Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.  Discontinued use in January 2001.

q
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

r
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis.  An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

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Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

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Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term  Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Short-Term Rating definitions for 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency's web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

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Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

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AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
'C' National Ratings denote that default is imminent.

D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings  beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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APPENDIX B

DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing.  A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

This practice generally reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets.  Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities.  Investors should consider their financial ability to continue purchases through periods of low and high price levels.

As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower.  This example is for illustration only, and different trends would result in different average costs.

HOW DOLLAR-COST AVERAGING WORKS

$100 Invested Regularly for 5 Periods
Market Trend

Down		Up		Mixed
Investment	Shares Purchased	Share Price	Shares Purchased	Share Price	Shares Purchased	Share Price
$100	10	10.00	6	16.67	10	10.0
100	9	11.10	7	14.29	9	11.1
100	8	12.50	7	14.29	8	12.5
100	8	12.50	9	11.10	9	11.1
100	6	16.67	10	10.00	10	10.0
$500	***41	62.77	***39	66.35	***46	54.7
	*Avg. Cost:	$7.97	*Avg. Cost:	$7.54	*Avg. Cost:	$9.14
	**Avg. Price:	$8.20	**Avg. Price:	$7.80	**Avg. Price	$9.20
*	Average Cost is the total amount invested divided by number of shares purchased.
**	Average Price is the sum of the prices paid divided by number of purchases.
***	Cumulative total of share prices used to compute average prices.

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B-1

EMPIIRIC FUNDS
PART C

OTHER INFORMATION

Item 28.   Exhibits.

(a)	Articles of Incorporation.
(1) Form of Articles of Incorporation was previously filed on Form N-1A on January 30, 2004, and is incorporated herein by reference.
(2) Articles of Amendment dated September 28, 2005, were previously filed on Form N-1A on October 6, 2005, and are incorporated herein by reference.
(3) Articles of Amendment dated January 19, 2007, were previously filed on Form N-1A on January 24, 2008, and are incorporated herein by reference.
(b)	Bylaws.

Bylaws of Empiric Funds dated January 24, 2008, were previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on January 24, 2008, and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders.
Instruments Defining Rights of Security Holders are incorporated by reference into the Registrant’s Articles of Incorporation and Bylaws.
(d)	Investment Advisory Contracts.

Form of Investment Advisory Contract between Texas Capital Value Funds, Inc. and First Austin Capital Management, Inc. was previously filed on Form N-1A on January 31, 2005, and is herein incorporated by reference.

(e)	Underwriting Contracts.

Distribution Agreement between Empiric Funds, Inc. and Quasar Distributors, LLC dated September 20, 2007, was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on January 24, 2008, and is herein incorporated by reference.

(f)	Bonus or Profit Sharing Contracts – Not Applicable.
(g)	Custodian Agreements.
(1)
Custody Agreement between Empiric Funds, Inc. and U.S. Bank National Association dated May 13, 2009 was previously filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on January 28, 2010, and is herein incorporated by reference.

(2)
Amendment to the Custody Agreement between Empiric Funds, Inc. and U.S. Bank National Association dated September 1, 2009 was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on January 28, 2011, and is herein incorporated by reference.

(3)
Amendment to the Texas Capital Value Funds, Inc.'s Servicing Agreement between Empiric Funds, Inc., U.S. Bancorp Fund Services, LLC, and U.S. Bank National Association dated March 22, 2007, was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on January 24, 2008, and is herein incorporated by reference.

(h)	Other Material Contracts.
(1)
Transfer Agent Servicing Agreement between Texas Capital Value Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 14, 2005, was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on January 26, 2007, and is herein incorporated by reference.

(2)
Fund Accounting Servicing Agreement between Texas Capital Value Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 14, 2005, was previously filed with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on January 26, 2007, and is herein incorporated by reference.

(3)
Amendment to the Transfer Agent Servicing Agreement dated September 1, 2009 was previously filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on January 28, 2010, and is herein incorporated by reference.

(4)
Amendment to the Transfer Agent Servicing Agreement dated April 27, 2010 was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on January 28, 2011, and is herein incorporated by reference.

	(5)	Fund Administration Servicing Agreement dated December 26, 2012 between Empiric Funds, Inc. and U.S. Bancorp Fund Services, LLC – filed herewith.
(6)
Letter Agreement dated October 23, 2012 between Empiric Funds, Inc. and Empiric Advisors, Inc. regarding expense waiver/reimbursement arrangements was previously filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on October 26, 2012, and is herein incorporated by reference.

(i)	Legal Opinions.
Opinion and Consent of the Law Offices of Stephanie A. Djinis dated January 31, 2006, was previously filed on Form N-1A on January 31, 2006.
(j)	Other Opinions.
	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(2)
Power of Attorneys for Janis Claflin, Edward K. Clark, Mark A. Coffelt and John Henry McDonald, dated March 8, 2012 was previously filed with Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A on October 26, 2012, and is herein incorporated by reference.

(k)	Omitted Financial Statements – Not Applicable.
(l)	Initial Capital Agreements – Not Applicable.
(m)	Rule 12b-1 Plan.
	(1)	Class A Distribution Assistance, Promotion, and Administrative Service Plan Pursuant to Rule 12b-1 was previously filed on Form N-1A on October 6, 2005, and is incorporated by reference.
	(2)	Class C Distribution Assistance, Promotion, and Administrative Service Plan Pursuant to Rule 12b-1 was previously filed on Form N-1A on October 6, 2005, and is incorporated by reference.
	(3)	Rule 12b-1 Related Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on January 24, 2008, and is incorporated by reference.
(4)
Form of Services Agreement between Empiric Advisors, Inc. and Samuels Chase & Co., Inc. was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on January 28, 2009, and is incorporated by reference.

(n)	Rule 18f-3 Plan.
Multiple Class Plan of Texas Capital Value Funds, Inc. dated July 30, 2005, was previously filed on Form N-1A on October 6, 2005, and is incorporated by reference.
(o)	Reserved.
(p)	Code of Ethics.
(1)
Code of Ethics of Empiric Funds, Inc. and Empiric Advisors, Inc. and Empiric Distributors, Inc. was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on January 24, 2008, and is incorporated by reference.

	(2)	Code of Ethics of Quasar Distributors, LLC was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on January 28, 2011, and is incorporated by reference.

Item 29.     Persons Controlled by or Under Common Control with Registrant

None.

2

Item 30.  Indemnification

Reference is made to Article IX of the Registrant’s Bylaws and Article 7 of the Distribution Agreement between the Registrant and Quasar Distributors, LLC (the “Distributor”).

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by the Maryland general corporation law with respect to any proceeding pending or threatened to be made against such officer or director by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31.  Business and Other Connections of Investment Adviser

Empiric Advisors, Inc. (the “Advisor”) serves as the investment adviser for the Registrant.  The Advisor is a registered investment adviser.  The business and other connections of the Advisor, as well as the names and titles of the executive officers and directors of the Advisor, are further described in the Advisor’s Uniform Application for Investment Advisor Registration (“Form ADV”) as filed with the SEC.

Item 32.  Principal Underwriter.

(a)           Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jacob Funds II
Aegis Funds	Jensen Portfolio, Inc.
Aegis Value Fund, Inc.	Keystone Mutual Funds
Allied Asset Advisors Funds	Kirr Marbach Partners Funds, Inc.
Alpine Equity Trust	Litman Gregory Funds Trust
Alpine Income Trust	LKCM Funds
Alpine Series Trust	LoCorr Investment Trust
Artio Global Investment Funds	Lord Asset Management Trust
Artio Select Opportunities Fund, Inc.	MainGate Trust
Barrett Opportunity Fund, Inc.	Managed Portfolio Series
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Merger Fund
Brandywine Fund, Inc.	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	Perritt Microcap Opportunities Fund, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios
Empiric Funds, Inc.	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.

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Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street EWM Funds Trust
Hennessy Funds, Inc.	Wall Street Fund, Inc.
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds
Intrepid Capital Management Funds Trust	YCG Funds
IronBridge Funds, Inc.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c)	Not applicable.

Item 33.  Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

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Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Empiric Advisors, Inc. 6300 Bridgepoint Parkway, Bldg. 2, Suite 105 Austin, Texas 78730
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, Wisconsin 53202

Item 34.  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.  Undertakings

Not Applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Austin and State of Texas, on the 28th day of December, 2012.

                                                                       EMPIRIC FUNDS, INC. (Registrant)

                                                                       By:  /s/ Mark A. Coffelt
                                                                               Mark A. Coffelt
                                                                               President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 29 to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark A. Coffelt Mark A. Coffelt	President, Treasurer and Director (principal executive officer and principal financial officer)	December 28, 2012
/s/ Edward K. Clark* Edward K. Clark	Director	December 28, 2012
/s/ John Henry McDonald* John Henry McDonald	Director	December 28, 2012
/s/ Janis Claflin* Janis Claflin	Director	December 28, 2012
*By: /s/ Mark A. Coffelt Mark A. Coffelt, Attorney-In Fact pursuant to Power of Attorney

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(h)(5)	Fund Administration Servicing Agreement dated December 26, 2012 between Empiric Funds, Inc. and U.S. Bancorp Fund Services, LLC
(j)(1)	Consent of Independent Registered Public Accounting Firm

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